                                              ANNUAL REPORT JULY 31, 2001

STRATEGIC PARTNERS
Style Specific Funds

(LOGO)

Strategic Partners
Large Capitalization Growth Fund
Objective: Seeks Long-Term Capital Appreciation

Strategic Partners
Large Capitalization Value Fund
Objective: Seeks Total Return Consisting of
Capital Appreciation and Dividend Income

Strategic Partners
Small Capitalization Growth Fund
Objective: Seeks Maximum Capital Appreciation

Strategic Partners
Small Capitalization Value Fund
Objective: Seeks Above-Average Capital
Appreciation

Strategic Partners
International Equity Fund
Objective: Seeks Long-Term Capital Appreciation

Strategic Partners
Total Return Bond Fund
Objective: Seeks Total Return Consisting of
Current Income and Capital Appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change thereafter.

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STRATEGIC PARTNERS
Style Specific Funds

(LOGO)

THE STRATEGIC PARTNERS STYLE SPECIFIC FUNDS:
RESEARCH DRIVEN--RESULTS ORIENTED
The Strategic Partners Style Specific Funds are managed by an elite group of independent money-management firms, selected by us through a rigorous process based on the managers' long-term risk-adjusted performance, well-defined and disciplined investment process, consistency of investment style, reputation, management stability, and compliance procedures. We continue to monitor the performance, investment style consistency, and asset class purity of Strategic Partners Style Specific Fund managers.

TARGET FUNDS RENAMED STRATEGIC PARTNERS STYLE
SPECIFIC FUNDS
On September 4, 2001, we welcomed the Target
Funds into the Strategic Partners family of mutual funds, renaming them the Strategic
Partners Style Specific Funds. These changes will have no effect at all on the Funds' management: Both the asset allocations and the advisers for each asset class have stayed the same.

The change will allow investors in these Funds to exchange their shares with shares of other
Strategic Partners Funds, including the
Strategic Partners Asset Allocation Funds and the Strategic Partners Opportunity Funds. Our team of investment management analysts selected investment advisers for all of the Strategic
Partners Funds from among leading managers across the entire investment industry. Should you and your financial professional wish to modify the asset allocation provided by your fund, we believe the Strategic Partners family offers a fine selection. Effective September 4, 2001, however, your shares of any Strategic Partners fund are no longer exchangeable for those of funds in the Prudential fund family.

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Strategic Partners Style Specific Funds

     Annual Report    July 31, 2001

                                                  September 18, 2001

DEAR SHAREHOLDER,
The horrific events that took place on
September 11, 2001 will remain forever
ingrained in our nation's consciousness.
In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends.
It is also with deep gratitude that we
acknowledge the heroic efforts of the men and women involved in the rescue efforts.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so.
We're here to provide the expertise and
resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies. It is also important for individuals to avoid making investment decisions based on emotional reactions. While no one can predict the future, history has shown that after an event of this magnitude, the major markets post initial sharp declines from which they eventually recover. Should history repeat itself, individuals who leave the market now may be unable to fully participate in a market rebound. Above all, investors should continue to seek guidance from their financial professionals.

It is a testament to the resiliency of our country that as we mourn, we also carry on.
Please let us know how we can help you as we move forward together in the weeks and months ahead.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Style Specific Funds

                                            1

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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

     Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Large Capitalization
Growth Fund, managed by Columbus Circle
Investors and Oak Associates, Ltd., has long-term capital appreciation as its investment objective. It purchases stocks of large companies that the investment advisers believe will have faster earnings growth than that of the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index). There can be no
assurance that the Fund will achieve its investment objective.

Portfolio Composition

    Sectors expressed as a percentage
of net assets as of 7/31/01

        29.9%    Technology
        24.5     Consumer Products
        16.2     Financial Services
        15.8     Business Services
         6.9     Consumer Services
         3.4     Miscellaneous
         3.3     Cash & Equivalents

Five Largest Holdings--
Columbus Circle Investors

    Expressed as a percentage of the Fund's
net assets as of 7/31/01

    3.0%    Microsoft Corp.
            Computer Software & Services
    2.1     Cisco Systems, Inc.
            Electronics
    2.0     Citigroup, Inc.
            Financial Services
    2.0     PepsiCo, Inc.
            Food & Beverages
    1.9     USA Education Inc.
            Financial Services

Five Largest Holdings--
Oak Associates, Ltd.


    Expressed as a percentage of the Fund's
net assets as of 7/31/01

        5.1%    Applied Materials, Inc.
                Electronic Components
        4.5     Cisco Systems, Inc.
                Electronics
        4.3     Linear Technology Corp.
                Semiconductors & Equipment
        4.3     Maxim Integrated Products, Inc.
                Semiconductors & Equipment
        4.1     Xilinx Inc.
                Semiconductors & Equipment

Holdings are subject to change.

2

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                          www.strategicpartners.com    (800) 225-1852

Cumulative Total Returns1                   As of 7/31/01

                                            One         Since
                                            Year      Inception2
Class A                                   -35.94%      -15.50%
Class B                                   -36.38       -16.60
Class C                                   -36.38       -16.60
Lipper Large-Cap Growth Fund Avg.3        -31.51       -18.52

Average Annual Total Returns1               As of 6/30/01

                     One       Since
                     Year    Inception2
    Class A        -37.86%    -10.07%
    Class B        -40.07     -10.51
    Class C        -36.72     -8.49

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper average is unmanaged, and is based
on the average return for all funds in each
share class for the one-year and since
inception periods in the Lipper Large-Cap
Growth Fund category. Funds in the Lipper
Large-Cap Growth Fund Average invest at least
75% of their equity assets in companies with
market capitalizations (on a three-year weighted
basis) greater than 300% of the dollar-weighted
median of the S&P MidCap 400 Index, invest in
companies with long-term earnings expected to
grow significantly faster than the earnings of
stocks represented in a major unmanaged stock
index, and have an above-average price/earnings
ratio, price-to-book ratio, and three-year
earnings growth figure.
                                               3

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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

    Investment Advisers' Comments on Five Largest Holdings

Columbus Circle Investors  As of 7/31/01*

3.0%    Microsoft Corp./Computer Software & Services
        The world's No.1 software company provides a variety of software and services, including its Windows operating systems and Office software suite. Sequel Server upgrades and upgrades to all the Microsoft Office products, along with the release of Windows XP, should allow the company to see greater margin expansion.

2.1%    Cisco Systems, Inc./Electronics
        The company controls almost two-thirds of the global market for routers and switches that link networks and power the Internet. It also makes network access servers and management software. In recent months, the company experienced stronger than expected results from its North American business. Cisco is well positioned for a return to IT spending.

2.0%    Citigroup, Inc./Financial Services
        With the merger of Citicorp and Travelers
        Group, Citigroup is the world's largest
        financial services organization. The
        corporation is experiencing margin expansion in its insurance and lending businesses, and it is focused on global expansion in a favorable interest-rate environment.

2.0%    PepsiCo, Inc./Food & Beverages
        PepsiCo is the world's No.2 soft drink maker.
        PepsiCo's soft drinks make up about one-quarter of its sales. More than 60% of its sales come from Frito-Lay, the world's No.1 maker of snacks such as corn chips and potato chips. The company grew even larger with its August 2001 purchase of The Quaker Oats Company.

1.9%    USA Education Inc./Financial Services
        Formerly SLM Holding, USA Education is the parent of the Student Loan Marketing
        Association (Sallie Mae). The company keeps loan money flowing and protects student loans from the ups and downs of the credit market by buying loans from originators and relieving them of risk for defaults. The company is an interest-rate margin play in a favorable political environment.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

4

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                 www.strategicpartners.com     (800) 225-1852

Oak Associates, Ltd.  As of 7/31/01*

5.1%    Applied Materials, Inc./Electronic Components
        The leading semiconductor equipment
        manufacturer, Applied Materials has benefited from growth in the semiconductor industry, which Oak believes will continue, and improvements in semiconductor technology.

4.5%    Cisco Systems, Inc./Electronics
        Cisco remains the leading company in
        networking, an area that the adviser believes will realize strong growth over the next several years.

4.3%    Linear Technology Corp./Semiconductors & Equipment
        Linear Tech designs, manufactures, and markets a broad line of high-performance standard linear integrated circuits (semiconductors).
        The company is well positioned as a major player in the analog business.

4.3% Maxim Integrated Products, Inc./Semiconductors & Equipment Maxim designs, manufactures, and develops analog integrated circuits for use in a variety of products. Maxim is positioned to benefit from the world's growing need for devices that can convert real-world signals (analog) into digital form, and vice versa.

4.1%    Xilinx, Inc./Semiconductors & Equipment
        Xilinx is the leading supplier of programmable logic devices (PLDs), a subset of the semiconductor industry. PLDs provide improved time-to-market and added flexibility.


* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.
                                                    5

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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

     Annual Report    July 31, 2001

GROWTH STOCKS DECLINE
During the 12 months ended July 31, 2001, investors gradually came to accept the slowing
U.S. economy and the impact it was having on the global economy. As company after company announced disappointing earnings reports, stock prices began to fall precipitously. In the United States, the worst hit was growth stocks--both small- and large-cap--and they experienced prolonged slides from September
2000 through March 2001 before making a modest recovery. Not surprisingly, growth stocks in the technology, media, and telecommunications industries experienced the most dramatic declines.

The Strategic Partners Large Capitalization
Growth Fund generated a -35.94% return for Class A shares during the reporting period. The
Fund underperformed the -14.32% return of the S&P 500 Index, as well as the 31.51% decline of the Lipper Large-Cap Growth Fund Average.
Including Class A share initial sales charges, the Fund returned -39.14%.

In general, it was a disappointing period for large-cap growth stocks. Although Columbus
Circle Investors did not outperform its
benchmark, its underweight position in
technology and communication services--the two worst performing sectors over the period--helped preserve capital to an extent. The investment adviser began to lower its weighting in technology early in the period in favor of uncovering earnings surprises in other sectors. This adjustment, which resulted in a more diversified portfolio, helped performance on a relative basis. In addition, a significant position in financials and good stock selection in the capital goods sector generated strong positive returns.

6

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                        www.strategicpartners.com     (800) 225-1852

Oak Associates, Ltd.'s concentration in various
areas of technology, mainly semiconductors and
computer networking equipment, detracted from
performance over the period. Stocks of
companies like Cisco Systems, Juniper Networks,
and Ciena fell dramatically as capital spending
in the technology sector dried up. The decline
in demand for these companies' products
resulted in an inventory buildup of components.
As inventory piled up, equipment companies
dramatically reduced their orders. On a
positive note, the investment adviser's
holdings in the financial and health-care
sectors performed well on a relative basis.
Companies such as MBNA, Citigroup, AIG, Pfizer,
and Medtronic all outperformed the S&P 500
Index as investors fled to companies with
dependable earnings streams in the wake of the
collapse of the technology sector.
                                             7

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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

     Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Large Capitalization
Value Fund, managed by J.P. Morgan Investment
Management, Inc. and Mercury Advisors, has total return consisting of capital appreciation and dividend income as its investment objective. The Fund seeks investments that will increase in value and also pay the Fund dividends. It invests in large-company stocks that its managers believe are undervalued, given the companies' sales, earnings, book value, cash flow, and recent performance. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

    Sectors expressed as a percentage
of net assets as of 7/31/01

        24.1%    Financial Services
        14.7     Industrials
        14.1     Consumer Cyclicals
        13.6     Technology
         9.9     Consumer Staples
         8.6     Utilities
         5.9     Energy
         7.7     Other
         1.4     Cash & Equivalents

Five Largest Holdings--
J.P. Morgan Investment Mgmt., Inc.

    Expressed as a percentage of the Fund's
net assets as of 7/31/01

    2.3%    Citigroup, Inc.
            Banking & Financial Services
    2.1     Exxon Mobil Corp.
            Oil & Gas Exploration & Production
    1.3     Verizon Communications, Inc.
            Telecommunications
    1.0     Chevron Corp.
            Oil & Gas Exploration & Production
    0.9     SBC Communications, Inc.
            Telecommunications

Five Largest Holdings--
Mercury Advisors

    Expressed as a percentage of the Fund's
net assets as of 7/31/01

    2.0%    Philip Morris Companies, Inc.
            Tobacco
    1.8     Allstate Corp.
            Insurance
    1.7     Dow Chemical Co.
            Chemicals
    1.6     Computer Assoc. International, Inc.
            Computer Hardware & Software
    1.5     MetLife, Inc.
            Insurance

Holdings are subject to change.

8

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                        www.strategicpartners.com     (800) 225-1852

Cumulative Total Returns1               As of 7/31/01

                                        One               Since
                                       Year            Inception2
Class A                           19.84%  (19.62)    12.14%  (11.94)
Class B                           19.05   (18.83)    10.69   (10.49)
Class C                           19.05   (18.83)    10.69   (10.49)
Lipper Multi-Cap Value Fund Avg.3    10.06               14.35

Average Annual Total Returns1                As of 6/30/01

                    One              Since
                    Year           Inception2
    Class A    15.69%  (15.58)    3.60%  (3.55)
    Class B    15.85   (15.74)    3.68   (3.62)
    Class C    18.65   (18.54)    5.38   (5.32)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. For the fiscal year ended July
31, 2001, the Fund's Manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.40% of the average daily net assets of that class. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper average is unmanaged, and is based
on the average return for all funds in each
share class for the one-year and since
inception periods in the Lipper Multi-Cap Value
Fund category. The Lipper Multi-Cap Value Fund
Average includes funds that invest in a variety
of market capitalization ranges greater than
300% of the dollar-weighted median of the S&P
MidCap 400 Index, invest in companies
considered undervalued, and have low
price/earnings ratio, price-to-book ratio, and
three-year earnings growth figure.
                                             9

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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

       Investment Advisers' Comments on Five Largest Holdings

J.P. Morgan Investment Mgmt., Inc.  As of 7/31/01*

2.3%    Citigroup, Inc./Banking & Financial Services
        The result of merging one of the world's largest banks (Citicorp) with one of the world's largest insurers (Travelers Group),
        Citigroup's strong management, financial strength, and broad diversification make the company one of Wall Street's most highly recommended names.

2.1%    Exxon Mobil Corp./Oil & Gas Exploration & Production
        The world's largest integrated oil company, Exxon Mobil operates more than 40,000 service stations in 118 countries. Higher natural gas realizations and improved refinery operations have resulted in steadily growing revenues and earnings.

1.3%    Verizon Communications, Inc./Telecommunications
        The largest local phone company in the United
        States and the second largest telecom services provider, Verizon has been a relatively safe haven for investors within the plummeting telecommunications sector.

1.0%    Chevron Corp./Oil & Gas Exploration & Production
        The No.3 U.S. integrated oil company, Chevron runs more than 8,100 gas stations, and has reserves of 5 billion barrels of oil and 9.5 trillion cubic feet of natural gas. The oil giant will further expand after finalizing the acquisition of Texaco, making the combined entity the world's fourth largest integrated oil company.

0.9%    SBC Communications, Inc./Telecommunications
        With 61 million phone lines in 13 states, SBC is the second largest local phone company in the United States. The telecom giant benefited over the period, as local phone service tends to be less sensitive than other items to economic downturns.


* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

10

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                        www.strategicpartners.com     (800) 225-1852

Mercury Advisors  As of 7/31/01*

2.0%    Philip Morris Companies, Inc./Tobacco
        Through its subsidiaries, the company provides a variety of consumer products, including tobacco and packaged foods. The company's current valuation levels are particularly attractive, even given the litigation risk on the tobacco side of the business.

1.8%    Allstate Corp./Insurance
        Allstate is the second largest personal lines insurance company in the United States with a 14% market share. Insurance premium growth has turned positive in part due to response to poor industry underwriting results and accelerating loss cost inflation. Allstate's underwriting discipline and superior loss cost management capabilities will enable the company to deliver more consistent earnings than its peers going forward.

1.7%    Dow Chemical Co./Chemicals
        Dow provides chemical, plastic, and
        agricultural products and services to various essential consumer markets. Our investment in Dow is based on an inexpensive valuation and an outlook for improving industry returns beginning at year-end 2001 or early in 2002.

1.6%    Computer Associates International, Inc./Computer Hardware
        & Software
        Computer Associates designs, develops, markets, licenses, and supports computer software products for mainframe computers in client/server environments. Following a steep sell-off last year, we were able to acquire a sizable position in this tech stock at a very attractive valuation.

1.5%    MetLife, Inc./Insurance
        MetLife is the largest U.S. life insurance company in the United States. We believe that management will be able to improve the company's return on equity through after-tax cost savings and share repurchase.


* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.
                                                 11

VALUE STOCKS OUTPACE GROWTH
Over the 12-month period ended July 31, 2001, volatile market conditions led many investors to turn to more defensive asset classes--that is, those that are considered relatively immune to an economic slowdown. In particular, investors seemed to favor inexpensively priced value stocks. Thus, by period end, large-cap value issues, as represented by the Russell
1000 Value Index, had generated an 8.74% return.

The Strategic Partners Large Capitalization
Value Fund generated a 19.84% return for Class
A shares during the reporting period,
significantly outperforming the -14.32% return of the S&P 500 Index and the 10.06% average return of its Lipper peer group. Including
Class A share initial sales charges, the Fund returned 13.85%.

Strong security selection helped Mercury
Advisors generate strong returns. Among
specific sectors, the portfolio's investments in the consumer discretionary sector contributed most to return, buoyed in large part by advances in several industries, including auto components, hotels, and restaurants. Conversely, the healthcare sector created a drag on performance, primarily due to an above-market weight in Aetna, a company that suffered as a result of near-term operational concerns.

Robust stock selection also led to solid returns for J.P. Morgan Investment Management,
Inc. In particular, stock selection was
especially strong in the finance, consumer staples, and services sectors. At the stock level, positions that most contributed to performance were underweight positions in Wells
Fargo and Enron, and an overweight position in Philip Morris. Alternately, stock selection in network technology, telecommunications, and software and services hurt performance, primarily because poor earnings visibility made stock selection extremely difficult. Stock positions within these sectors that most detracted from the return included Level 3
Communications, Global Marine, and IBM.

12

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Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

     Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Small Capitalization
Growth Fund, managed by Sawgrass Asset
Management and J.P. Morgan Fleming Asset
Management USA, has maximum capital
appreciation as its investment objective. To achieve this objective, the Fund invests in the stocks of small companies that the managers expect will increase their earnings faster than the growth rate of the U.S. economy. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

    Sectors expressed as a percentage
of net assets as of 7/31/01

        24.5%   Consumer Staples
        22.9    Consumer Cyclicals
        22.0    Technology
        11.3    Financial Services
         5.7    Consumer Services
         3.2    Basic Industries
         3.1    Utilities
         2.2    Miscellaneous
         2.1    Energy
         3.0    Cash & Equivalents

Five Largest Holdings--
Sawgrass Asset Management

    Expressed as a percentage of the Fund's
net assets as of 7/31/01

    1.8%    Career Education Corp.
            Educational Services
    1.7     Pharmaceutical Product Dev., Inc.
            Drugs & Healthcare
    1.6     New York Community Bankcorp, Inc.
            Banks
    1.6     Henry Schein, Inc.
            Drugs & Healthcare
    1.5     First Health Group Corp.
            Drugs & Healthcare

Five Largest Holdings--
J.P. Morgan Fleming Asset Mgmt. USA

    Expressed as a percentage of the Fund's
net assets as of 7/31/01

    1.6%    Brown & Brown, Inc.
            Insurance
    1.4     Information Holdings, Inc.
            Publishing
    1.3     Newfield Exploration Co.
            Oil & Gas
    1.3     McAfee.com Corp.
            Internet
    1.2     Sylvan Learning Systems, Inc.
            Educational Services

Holdings are subject to change.

14

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                          www.strategicpartners.com     (800) 225-1852

Cumulative Total Returns1               As of 7/31/01

                                              One              Since
                                              Year           Inception2
Class A                                -18.58%  (-18.84)    2.75%  (2.42)
Class B                                -19.29   (-19.56)    1.20   (0.88)
Class C                                -19.29   (-19.56)    1.20   (0.88)
Lipper Small-Cap Growth Fund Avg.3         -17.98              10.76

Average Annual Total Returns1             As of 6/30/01

                       One             Since
                       Year          Inception2
    Class A    -21.75%  (-21.83)    2.63%  (2.57)
    Class B    -23.29   (-23.37)    2.60   (2.54)
    Class C    -20.11   (-20.19)    4.32   (4.26)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. For the fiscal year ended July 31, 2001, the Fund's Manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service
(12b-1) fees, to 1.90% of the average daily net assets of that class. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper Small-Cap
Growth Fund category. Funds in the Lipper
Small-Cap Growth Fund Average include funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the S&P SmallCap 600 Index, invest in companies with long-term earnings expected to grow significantly faster than stocks represented in a major unmanaged stock index, and have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

     Investment Advisers' Comments on Five Largest Holdings

Sawgrass Asset Management  As of 7/31/01*

1.9%    Career Education Corp./Educational Services
        The company is a provider of private, for-profit post-secondary education in North
        America. Its schools offer a variety of degree and nondegree programs in career-oriented disciplines.

1.7% Pharmaceutical Product Development, Inc./Drugs & Healthcare Pharmaceutical Product Development provides a range of research, development, and consulting services in the development and discovery science segments.

1.6%    New York Community Bancorp, Inc./Banks
        New York Community Bancorp is a holding company for New York Community Bank, a state-chartered stock savings bank.

1.6%    Henry Schein, Inc./Drugs & Healthcare
        Henry Schein is a distributor of healthcare products and services to office-based healthcare practitioners in North America and Europe.

1.5%    First Health Group Corp./Drugs & Healthcare
        First Health Group Corp. provides Preferred
        Provider Organization, clinical cost
        management, fee schedule and other cost
        management services, and insurance coverage.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

16

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                     www.strategicpartners.com    (800) 225-1852

J.P. Morgan Fleming Asset Management USA  As of 7/31/01*

1.6%    Brown & Brown, Inc./Insurance
        Brown & Brown is a leading middle-market insurance broker. Acting as an agent for numerous insurance companies, the company markets and sells insurance coverage primarily to commercial clients. The company does not engage in any underwriting activities.

1.4%    Information Holdings, Inc./Publishing
        A leading provider of information products and services, the company provides a broad array of databases and information products and services for intellectual property and regulatory professionals. It also publishes professional and academic books, journals, newsletters, and electronic databases.

1.3%    Newfield Exploration Co./Oil & Gas
        Newfield Exploration is an independent oil and gas company engaged in the exploration, development, and acquisition of crude oil and natural gas properties.

1.3%    McAfee.com Corp./Internet
        McAfee.com provides online personal services for consumers. Through its website, the company allows consumers to secure, repair, update, and upgrade their PCs. The company generates revenue by selling subscriptions to its online service.

1.2%    Sylvan Learning Systems, Inc./Educational Services
        Sylvan Learning Systems is a leading
        international provider of educational services to families and schools through its Sylvan
        Learning Centers, the Wall Street Institute, and universities in Spain, Mexico, Switzerland, and Chile.


* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.
                                                 17

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

     Annual Report    July 31, 2001

VALUE STOCKS DOMINATE SMALL-CAP MARKET
Overall, small-cap stocks generated slightly negative performance over the 12 months ended
July 31, 2001, declining 1.71% as measured by the Russell 2000 Index. However, there continued to be a large gap between the performance of small-cap value and small-cap growth stocks. Small-cap value stocks, as measured by the Russell 2000 Value Index, posted a 12-month return of 23.75% as investors fled from high-priced stocks to inexpensive ones. In contrast, small-cap growth stocks, as measured by the Russell 2000 Growth Index, fell
23.31% over the period. Within this asset class, disappointing earnings reports led to precipitous price drops, particularly in the technology, media, and telecommunications industries.

The Strategic Partners Small Capitalization
Growth Fund produced a -18.58% return for Class A shares during the period. This compared to the -1.71% return of the Russell 2000 Index and the -17.98% return of its Lipper Average.
Including Class A share initial sales charges, the Fund returned -22.65%.

The strong showing of defensive stocks during the period led to weaker than expected results for J.P. Morgan Fleming Asset Management USA
(formerly Chase Fleming Asset Management USA).
Although the investment adviser had a
significant weighting in the financial services sector, as a growth manager, it is generally reluctant to own stocks in defensive areas.
This is primarily because the single-digit growth rates of many of the companies in defensive sectors are generally below the levels that the investment adviser finds appropriate for its long-term investments.

18

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                       www.strategicpartners.com     (800) 225-1852

More specifically, good stock selection in the financial services and technology sectors was more than offset by weak stock selection in the consumer discretionary and healthcare sectors.
In healthcare, biotech holdings fared poorly as valuations across the sector were compressed, while in consumer discretionary, media, and publishing, holdings suffered as advertising revenues weakened with the softening economy.
On a positive note, some of these difficulties were offset by solid relative performance in the technology sector where, despite a 55% drop in the overall sector, holdings suffered a lesser drop of 44%. Similarly, the investment adviser's holdings in the financial services sector as a group increased 47% compared to the 18% return in the overall sector.

In light of the fact that the average
technology stock lost nearly 54% of
its value over the year ended July 31, 2001, an
underweight position in technology contributed
to Sawgrass Asset Management's strong
performance over the period. In addition,
strong stock selection within the healthcare
sector helped performance. This included
avoiding biotechnology stocks--an industry that
experienced performance difficulties--and
emphasizing hospital/nursing management and
services to the health industry. Retail, home
building, and education selections in the
consumer cyclical sector also made a positive
contribution, as consistently strong consumer
spending helped drive the performance of these
stocks. On the other hand, consumer staples
issues--primarily restaurants--hurt performance.
In particular, restaurants with a significant
presence in California suffered as a result of
the power shortages experienced there in the
spring of 2001.
                                            19

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

    Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Small Capitalization
Value Fund, managed by Lazard Asset Management and Credit Suisse Asset Management, LLC, has above-average capital appreciation as its investment objective. To achieve this, the Fund invests in stocks of small companies that its managers believe are undervalued, given the companies' sales, earnings, book values, cash flows, and recent performances. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

    Sectors expressed as a percentage
of net assets as of 7/31/01

        19.8%   Consumer Staples
        17.9    Consumer Cyclicals
        16.1    Miscellaneous
        11.9    Financial Services
        10.5    Technology
         8.4    Business Services
         4.1    Utilities
         3.9    Energy
         7.4    Cash & Equivalents

Five Largest Holdings--
Lazard Asset Management

    Expressed as a percentage of the Fund's
net assets as of 7/31/01

    0.9%    Heller Financial, Inc.
            Financial Services
    0.8     Ross Stores, Inc.
            Retail Trade
    0.8     Jack In The Box, Inc.
            Restaurants
    0.8     Pacific Sunwear
            Retail-Apparel
    0.7     Maxtor Corp.
            Computers & Business Equipment

Five Largest Holdings--
Credit Suisse Asset Mgmt, LLC

    Expressed as a percentage of the Fund's
net assets as of 7/31/01

    1.4%    Webster Financial Corp.
            Banks and Savings & Loans
    1.1     Ametek, Inc.
            Aerospace
    1.1     Teleflex, Inc.
            Diversified Industrials
    1.1     OM Group, Inc.
            Chemicals
    1.1     Banta Corp.
            Printing & Publishing

Holdings are subject to change.

20

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                         www.strategicpartners.com    (800) 225-1852

Cumulative Total Returns1              As of 7/31/01

                                        One               Since
                                        Year            Inception2
Class A                            22.90%  (22.34)    36.17%  (35.55)
Class B                            22.03   (21.47)    34.36   (33.74)
Class C                            22.03   (21.47)    34.36   (33.74)
Lipper Small-Cap Value Fund Avg.3     26.27                36.19

Average Annual Total Returns1         As of 6/30/01

                 One              Since
                Year            Inception2
Class A    19.34%  (18.89)    17.72%  (17.46)
Class B    19.53   (19.06)    18.31   (18.03)
Class C    22.29   (21.82)    19.73   (19.46)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. For the fiscal year ended July 31, 2001, the Fund's Manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service
(12b-1) fees, to 1.55% of the average daily net assets of that class. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper average is unmanaged, and is based
on the average return for all funds in each
share class in the Lipper Small-Cap Value Fund
category. Funds in the Lipper Small-Cap Value
Fund Average invest at least 75% of their
equity assets in companies with market
capitalizations (on a three-year weighted
basis) less than 250% of the dollar-weighted
median of the S&P SmallCap 600 Index, invest in
companies that are considered undervalued
relative to a major unmanaged stock index, and
have a below-average price/earnings ratio,
price-to-book ratio, and three-year earnings
growth figure.
                                            21

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

     Investment Advisers' Comments on Five Largest Holdings

Lazard Asset Management  As of 7/31/01*

0.9%    Heller Financial, Inc./Financial Services
        Heller, the leader in middle market finance, has proven itself capable of weathering difficult economic environments. The firm's employees possess highly specialized knowledge that gives Heller a competitive advantage in the niche markets in which it operates.

0.8%    Ross Stores, Inc./Retail Trade
        Ross Stores operates a discount clothing chain that sells men's, women's, and children's clothing at 20%-60% below specialty-store prices. The Ross concept of "dress for less" should prove fruitful in this difficult economic environment.

0.8%    Jack In The Box, Inc./Restaurants
        Jack In The Box (formerly Foodmaker, Inc.)
        owns, operates, and franchises Jack In The Box quick-service hamburger restaurants located primarily in the Western United States. Jack In
        The Box restaurants offer a broad selection of products targeted at the adult fast-food consumer, as well as value-priced product alternatives, known as Jack's Value Menu, to compete against price-oriented competitors.
        Jack In The Box is well positioned to weather the current difficult economic landscape.

0.8%    Pacific Sunwear/Retail-Apparel
        Pacific Sunwear sells casual
        (skater/surfer/hip-hop) apparel, shoes, and accessories geared toward teenagers. The company's nationally recognized brands, such as Hurley, drive 60% of their sales. The company is currently trading at a discount out of concern that the demand for shorts, the leading
        Pacific Sunwear product, will decline this year due to the growing trend for denim and novelty pants. We stand by the company's solid fundamentals and financial productivity, and believe that the company deserves a premium valuation to the retail sector.

0.7%    Maxtor Corp./Computers & Business Equipment
        Maxtor provides hard disk drive storage
        products for desktop computer systems. Maxtor recently merged with Quantum, a hard disk drive competitor. This merger will more than double
        Maxtor's manufacturing capabilities, and should lead to an improved pricing environment in the future.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

22

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                         www.strategicpartners.com     (800) 225-1852

Credit Suisse Asset Management, LLC  As of 7/31/01*
1.4%    Webster Financial Corp./Banks and Savings & Loans
        Webster Financial Corporation is the holding company for Webster Bank. The Bank provides commercial banking, small business and consumer banking, mortgage, insurance, private banking, and trust and investment management services. The Bank operates throughout
        Connecticut.

1.1%    Ametek Inc./Aerospace
        Ametek is a global manufacturer of electronic instruments and electric motors used in the aerospace, mass-transit, medical, and computer markets.

1.1%    Teleflex, Inc./Diversified Industrials
        Teleflex manufactures and designs mechanical and electric controls for the automotive, mechanical, and military aircraft markets.

1.1%    OM Group, Inc./Chemicals
        OM Group is a specialty chemical manufacturer with secular volume growth trends well in excess of the overall industry.

1.1%    Banta Corp./Printing & Publishing
        Banta is a printing company that provides a wide range of printing and digital imaging services to publishers of educational and general books, special interest magazines, business catalogs, and direct marketing materials.


* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.
                                                 23

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

     Annual Report    July 31, 2001

VALUE STOCKS DOMINATE SMALL-CAP MARKET
Overall, small-cap stocks generated slightly negative performance over the 12 months ended
July 31, 2001, declining 1.71% as measured by the Russell 2000 Index. However, there continued to be a large gap between the performance of small-cap value and small-cap growth stocks. Small-cap value stocks, as measured by the Russell 2000 Value Index, posted a 12-month return of 23.75% as investors fled from high-priced stocks to inexpensive ones. In contrast, small-cap growth stocks, as measured by the Russell 2000 Growth Index, fell
23.31% over the period. Within this asset class, disappointing earnings reports led to precipitous price drops, particularly in the technology, media, and telecommunications industries.

The Strategic Partners Small Capitalization
Value Fund generated a 22.90% return for Class
A shares during the reporting period. This compared to the -1.71% return of the Russell
2000 Index and the 26.27% return of the Fund's
Lipper Average. Including Class A share initial sales charges, the Fund returned 16.76%.

Credit Suisse Asset Management LLC's
performance is primarily attributable to its positions in the capital goods and healthcare sectors. In addition, a number of the investment adviser's larger holdings did well during the period. Specifically, stocks in the financial services and capital goods sectors tended to be strong performers. Stocks in the former category benefited from the declining interest-rate environment, while those in the latter category appeared willing to discount an eventual economic recovery. Not surprisingly, the technology sector generated disappointing returns, given the weak technology macroeconomic environment.

                      www.strategicpartners.com    (800) 225-1852

Strong stock selection in several sectors
helped Lazard Asset Management turn in a strong
performance over the period. In healthcare,
companies such as Invacare, a medical products
supplier, and Charles River Laboratories, a
provider of biomedical products and services,
proved attractive to investors who sought out
defensive names with which to ride out market
volatility. In addition, the consumer sector
proved itself to be particularly resilient this
year as consumer spending remains one of the
few strong areas of the economy. However, at
the end of the period, some technology holdings
proved disappointing due to overweight
positions in certain technology companies that
maintain high financial productivity. However,
Lazard believes that these technology
companies, such as hard drive producer Maxtor,
are poised to benefit from the eventual upturn
in PC demand.
                                            25

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

     Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners International Equity
Fund, managed by Lazard Asset Management, has long-term capital appreciation as its investment objective. It purchases stock of foreign companies to achieve this objective.
These companies may be based in either
developing or developed countries. The Fund may also invest in American Depositary Receipts, American Depositary Shares, Global Depositary
Receipts, and European Depositary Receipts, which are certificates representing an equity investment in a foreign company. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

    Sectors expressed as a percentage
of net assets as of 7/31/01

        30.1%   Financial Services
        17.7    Consumer Staples
        11.7    Miscellaneous
         9.9    Consumer Services
         7.4    Energy
         5.1    Consumer Cyclicals
         4.8    Basic Industries
         4.7    Business Services
         3.5    Technology
         1.9    Utilities
         3.2    Cash & Equivalents

Geographic Concentration

    Sectors expressed as a percentage
of net assets as of 7/31/01

    39.9%    Other Continental Europe
    22.9     Japan
    19.7     United Kingdom
     6.5     Germany
     4.2     Scandinavia
     3.6     Pacific Basin (excluding Japan)
     3.2     Cash & Equivalents

Five Largest Holdings

    Expressed as a percentage of the Fund's
net assets as of 7/31/01

    2.8%    HSBC Holdings PLC
            Financial Services
    2.8     BP Amoco PLC
            Oil & Gas Exploration & Production
    2.6     Allianz AG
            Insurance
    2.6     Koninklijke Philips Electronics NV
            Electronics
    2.5     ABN AMRO Holdings NV
            Financial Services

Holdings are subject to change.

                            www.strategicpartners.com    (800) 225-1852

Cumulative Total Returns1               As of 7/31/01

                                        One                Since
                                        Year             Inception2
Class A                          -20.90%  (-21.31)    -21.30%  (-21.70)
Class B                          -21.44   (-21.84)    -22.30   (-22.70)
Class C                          -21.44   (-21.84)    -22.30   (-22.70)
Lipper International Fund Avg.3       -23.56              -14.81

Average Annual Total Returns1             As of 6/30/01

                      One                Since
                      Year              Inception2
    Class A    -23.63%  (-23.72)    -14.00%  (-14.06)
    Class B    -25.12   (-25.22)    -14.60   (-14.66)
    Class C    -21.92   (-22.01)    -12.48   (-12.54)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. For the fiscal year ended July 31, 2001, the Fund's Manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service
(12b-1) fees, to 1.75% of the average daily net assets of that class. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper average is unmanaged, and is based on the average return for all funds in each share class in the Lipper International Fund category. Funds in the Lipper International
Fund Average invest their assets in securities with primary trading markets outside the United
States.

27

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Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

     Investment Adviser's Comments on Five Largest Holdings

Lazard Asset Management  As of 7/31/01*

2.8%    HSBC Holdings PLC/Financial Services
        HSBC Holdings, the holding company for the HSBC
        Group, provides a variety of international banking and financial services. Although shares declined in February due to lower than expected profits, the company has been successfully positioning itself as a global financial services institution while realizing synergies from its Republic and CCF acquisitions.

2.8%    BP Amoco PLC/Oil & Gas Exploration & Production
        An oil and petrochemicals company, BP explores for, and produces oil and natural gas. It also refines, markets, and supplies petroleum products, and manufactures and markets chemicals. The company continues to benefit from improving global refining margins, post-merger cost savings, and asset divestitures.
        Its management stands out within the industry in creation of shareholder value and focuses on improving return on investment by reallocating capital.

2.6%    Allianz AG/Insurance
        Allianz offers property and casualty, credit, travel, life and health insurance, and fund management services through subsidiaries in over 60 countries. Shares declined after France's third-biggest insurer, Assurances
        Generales de France, a company in which Allianz holds a controlling stake, indicated decelerating profits. However, a strong earnings boost is expected from the purchase of Dresdner Bank, as Allianz will have the opportunity to acquire more customers and sell more products in both Europe and the United
        States.

2.6%    Koninklijke Philips Electronics NV/Electronics
        Koninklijke (Royal) Philips Electronics
        manufactures, among other products, lighting, consumer electronics, multimedia devices, communication systems, and personal care items. Earnings have slipped amid the telecommunications and technology downturn, and slumping semiconductor sales. However, we still believe that the company has restructuring potential and a valuation that is attractive relative to its peers.

2.5%    ABN Amro Holdings NV/Financial Services
        ABN AMRO Holdings provides international banking services. Shares slipped after the bank posted a decline in the second half of 2000, caused by higher costs (e-commerce initiatives) and higher restructuring charges. A new chairman and CEO of the company, however, continues to proceed with aggressive group restructuring, and has established new financial targets. The sale of European
        American Bank (EAB) adds credibility to
        management's commitment to its strategy of restructuring the bank and selling off subscale operations.


* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

28

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www.strategicpartners.com   (800) 225-1852

     Annual Report    July 31, 2001

INTERNATIONAL EQUITIES END YEAR DOWN
The overall stock market correction that occurred in the United States took place abroad as well, as most developed and emerging markets fell during the reporting period. In Europe, the technology, media, and telecom sectors fueled the decline, and concern over the direction of interest rates and the falling euro currency also served to undermine investor confidence. The Japanese market also faltered as the correction in technology stocks, coupled with an uncertain economic outlook, led to extremely poor performance. In Asia, the fallout in the technology sector and rising global interest rates hampered results. By the end of the period, international stocks staged a slight rebound as rate cuts by the Bank of England, the European Central Bank, and the
U.S. Federal Reserve triggered a rally in the beaten down technology and telecommunications sectors. The rally was halted, however, as weak corporate earnings and a continued lack of uncertainty regarding the global economy continued to weigh heavily on stocks.

The Strategic Partners International Equity
Fund's Class A shares fell 20.90% during the reporting period. Over the same period, the MSCI EAFE Index fell 21.88% while the Fund's
Lipper Average fell 23.56%. Including Class A share initial sales charges, the Fund returned
-24.86%.

Global merger and acquisition activity
sustained its pace in the latter half of 2000, as companies continued to reshape themselves by strengthening their core businesses and disposing of their nonessential units. One merger that positively impacted performance was that of SmithKline Beecham and GlaxoWellcome.
Together, they agreed to form the world's largest pharmaceutical company.

Lazard Asset Management continues to adhere to its disciplined investment process of maintaining focus on individual company fundamentals amid the dramatic swings in market sentiment. For example, Lazard opportunistically added to its position in Great Universal Stores after its share price fell due to a short-term slowdown in sales. The position has been a disappointing one in

                                            29

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Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

           Annual Report    July 31, 2001

recent years as the company struggled to restructure its various retail operations.
However, the restructuring is now seeing positive results, and the company's Burberry division has recently seen a sharp rebound in sales. Lazard also reduced its weighting in a few positions in the consumer staples and energy sectors that have recently performed well. Earnings for these companies have held up well relative to the declines in other sectors.
However, these companies are now in the high end of their historical valuation range and, therefore, have a greater risk of not meeting investors' expectations. Finally, Lazard sold its long-held position in Alcatel mid-period, given concerns over the company's fundamentals and fairly high valuation. Subsequently, negative sentiment regarding the technology sector caused Alcatel to fall more than 50%, presenting Lazard with the opportunity to repurchase it at a very attractive valuation level. Over the long term, Lazard believes
Alcatel will generate strong returns due to its strong balance sheet and leadership position in broadband data products.

30

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                           www.strategicpartners.com     (800) 225-1852



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31

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

         Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Total Return Bond Fund, managed by Pacific Investment Management
Company (PIMCO), has total return consisting of current income and capital appreciation as its investment objective. To achieve this, it invests in debt obligations issued or guaranteed by the U.S. government and its agencies, as well as debt obligations issued by U.S. and foreign companies, and foreign governments and their agencies. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

    Sectors expressed as a percentage of
total investments as of 7/31/01

        50.7%   Mortgage-Backed Securities
        18.1    U.S. Treasuries
        11.1    U.S. Corporate Bonds
         9.3    Foreign Government Obligations
         6.3    Asset-Backed Securities
         4.5    Other

Credit Quality

    Expressed as a percentage of total
long-term investments as of 7/31/01

        91.9%   Aaa
         4.9    A
         2.5    Baa
         0.4    Ba
         0.3    B

Five Largest Issuers

    Expressed as a percentage of the Fund's
net assets as of 7/31/01

        47.1%   Federal National Mortgage Assn.

        25.3    United State Treasuries

        16.1    Gov't National Mortgage Assn.

        12.2    German Government Bonds

         7.5    Federal Home Loan Mortgage Corp.


Holdings are subject to change.

                            www.strategicpartners.com    (800) 225-1852

Cumulative Total Returns1                 As of 7/31/01

                                                 One              Since
                                                 Year           Inception2
Class A                                     11.11% (10.90)    14.80% (14.58)
Class B                                     10.57  (10.36)    13.83  (13.62)
Class C                                     10.57  (10.36)    13.83  (13.62)
Lipper Corporate Debt BBB-Rated Fund Avg.3      11.20             14.89

Average Annual Total Returns1              As of 6/30/01

                    One             Since
                   Year           Inception2
    Class A    4.96%  (4.76)    4.58%  (4.45)
    Class B    3.81   (3.59)    4.34   (4.21)
    Class C    6.72   (6.50)    6.02   (5.90)

Distribution & Yields1                  As of 7/31/01

                       Distribution Paid      30-Day
                         for 12 Months      SEC Yield
    Class A             $0.63    4.57%        (4.26)
    Class B             $0.58    4.26         (3.95)
    Class C             $0.58    4.22          (3.91)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. For the fiscal year ended July
31, 2001, the Fund's Manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 0.80% of the average daily net assets of that class. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper average is unmanaged, and is based
on the average return for all funds in each
share class for the one-year and since
inception periods in the Lipper Corporate Debt
BBB-Rated Fund category. Funds in the Lipper
Corporate Debt BBB-Rated Fund Average invest at
least 65% of their assets in corporate and government
debt issues rated in the top four grades.
                                                   33

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

     Annual Report    July 31, 2001

BONDS FARE WELL AMID STOCK MARKET VOLATILITY
Bonds turned in the kind of large return usually associated with stocks. Falling interest rates, which increase the prices of previously issued bonds, helped bond returns.
However, high-yield ("junk") bonds--those of companies with lower credit ratings--didn't share in these gains as investors continued to be wary about the possibility of potential defaults.

During the 12-month reporting period, the Strategic Partners Total Return Bond Fund's
Class A shares posted a 11.11% return, a return that is in line with the 11.20% return of its Lipper Average of competing funds. The Fund lagged the 12.69% return of the Lehman
Aggregate Bond Index. Including Class A share initial sales charges, the Fund returned 6.67%.

In response to signs of a global recession and in order to entice businesses to increase capital spending, the Federal Reserve (the Fed) cut interest rates by a total of 2.75% during the first six months of 2001. As rates fell along the yield curve, the portfolio's duration was extended so that it was longer than the duration of the comparable Lehman Aggregate
Bond Index. (Duration measures how much a portfolio's bonds will fluctuate in price for a given change in interest rates.) This action significantly contributed to performance.

Conversely, an underweight position in
corporate bonds detracted from performance.
Anticipation that aggressive easing by the Fed would spark an economic recovery, combined with resilient consumer confidence and a strong housing sector, fueled corporate bond performance. Because PIMCO maintains a more pessimistic long-term view of the economy, it favored higher-quality assets over corporate bonds. Additionally, positions in non-U.S.
developed sovereign bonds detracted from returns as they underperformed Treasuries.
Eurozone issues lagged those in the United
States as yield curves in Europe and the United
Kingdom continued to price in stronger growth and a more restrictive European Central Bank than the economic data appeared to justify.

Strategic Partners Style Specific Funds

     The Strategic Partners Mutual Fund Family

Strategic Partners offers a variety of mutual funds designed to meet your individual needs.
For information about these funds, contact your financial professional or call us at
(800) 225-1852. Please read the applicable prospectus carefully before you invest or send money.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
Strategic Partners Moderate Growth Fund
Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
Strategic Partners
   Large Capitalization Growth Fund
Strategic Partners
   Large Capitalization Value Fund
Strategic Partners
   Small Capitalization Growth Fund
Strategic Partners
   Small Capitalization Value Fund
Strategic Partners
   International Equity Fund
Strategic Partners
   Total Return Bond Fund

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund
Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*


* This fund is not a direct purchase money fund
and is only an exchangeable money fund.
                                            35

Strategic Partners Style Specific Funds

     Annual Report    July 31, 2001

Financial
    Statements

'''''''''''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''''''''''''''''''''''''''''''''''''
'''''''''''''''''''''''''''''''''''''''''''''''''''

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.8%
Common Stocks
-------------------------------------------------------------------------------------
Auto Parts  0.8%
    54,500   Goodyear Tire & Rubber Co.                              $    1,557,610
-------------------------------------------------------------------------------------
Banks  5.9%
    51,500   Bank of America Corp.                                        3,276,430
    59,000   Bank One Corp.                                               2,283,890
    14,100   Fifth Third Bancorp                                            888,581
   134,200   MBNA Corp.                                                   4,750,680
                                                                     --------------
                                                                         11,199,581
-------------------------------------------------------------------------------------
Business Services  1.7%
   158,000   Cendant Corp.(a)                                             3,215,300
-------------------------------------------------------------------------------------
Cable & Pay Television  1.0%
    53,000   Comcast Corp.--Class A(a)                                    2,015,590
-------------------------------------------------------------------------------------
Chemicals  0.7%
    32,000   Air Products & Chemicals, Inc.                               1,306,560
-------------------------------------------------------------------------------------
Computer Software & Services  10.5%
    43,000   Electronic Data Systems Corp.                                2,745,550
   143,450   EMC Corp.(a)                                                 2,828,834
   178,600   Foundry Networks, Inc.(a)                                    3,761,316
    85,000   Microsoft Corp.(a)                                           5,626,150
    80,000   Peoplesoft, Inc.(a)                                          3,493,600
    47,900   Siebel Systems, Inc.(a)                                      1,650,634
                                                                     --------------
                                                                         20,106,084
-------------------------------------------------------------------------------------
Diversified Manufacturing  1.1%
    18,500   Minnesota Mining & Manufacturing Co.                         2,069,780
-------------------------------------------------------------------------------------
Drugs & Healthcare  13.0%
    12,700   Amgen, Inc.(a)                                                 796,417

    See Notes to Financial Statements                                     37

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     8,000   Andrx Group(a)                                          $      543,120
    25,500   Baxter International, Inc.                                   1,269,900
    41,500   Becton, Dickinson & Co.                                      1,434,240
    10,000   Gilead Sciences, Inc.(a)                                       512,900
    64,000   HCA - The Healthcare Company                                 2,940,800
    20,800   IDEC Pharmaceuticals Corp.(a)                                1,122,784
    35,000   Johnson & Johnson                                            1,893,500
    54,000   King Pharmaceuticals, Inc.(a)                                2,440,800
    24,300   McKesson HBOC Corp.                                          1,007,235
    15,700   MedImmune, Inc.(a)                                             604,764
    69,950   Medtronic, Inc.                                              3,359,699
    55,400   Merck & Co., Inc.                                            3,766,092
    65,500   Pfizer, Inc.                                                 2,699,910
     5,300   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)             381,335
                                                                     --------------
                                                                         24,773,496
-------------------------------------------------------------------------------------
Electronic Components  6.7%
   212,400   Applied Materials, Inc.(a)                                   9,740,664
   301,100   Atmel Corp.(a)                                               3,014,011
                                                                     --------------
                                                                         12,754,675
-------------------------------------------------------------------------------------
Electronics  10.6%
   182,500   CIENA Corp.(a)                                               6,048,050
   657,300   Cisco Systems, Inc.(a)                                      12,633,306
    79,000   Motorola, Inc.                                               1,476,510
                                                                     --------------
                                                                         20,157,866
-------------------------------------------------------------------------------------
Financial Services  12.0%
    39,000   Capital One Financial Corp.                                  2,506,530
   149,900   Citigroup, Inc.                                              7,526,479
    39,000   Fannie Mae                                                   3,246,750
    66,400   Morgan Stanley Dean Witter & Co.                             3,972,048
    45,000   USA Education, Inc.                                          3,604,950
    46,000   Wells Fargo & Co.                                            2,118,760
                                                                     --------------
                                                                         22,975,517

    38                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Food & Beverages  4.3%
    38,000   Anheuser Busch Companies, Inc.                          $    1,645,780
    83,000   PepsiCo, Inc.                                                3,870,290
    97,000   SYSCO Corp.                                                  2,603,480
                                                                     --------------
                                                                          8,119,550
-------------------------------------------------------------------------------------
Insurance  2.4%
    54,175   American International Group, Inc.                           4,510,069
-------------------------------------------------------------------------------------
Internet Software & Serivces  1.3%
    70,800   Digex, Inc.(a)                                                 408,516
   176,400   Exodus Communications, Inc.(a)                                 206,388
    70,200   Juniper Networks, Inc.(a)                                    1,803,438
                                                                     --------------
                                                                          2,418,342
-------------------------------------------------------------------------------------
Media  1.1%
    47,700   AOL Time Warner Inc.(a)                                      2,167,965
-------------------------------------------------------------------------------------
Oil & Gas  1.6%
    35,520   El Paso Corp.                                                1,838,160
    34,000   Halliburton Co.                                              1,190,340
                                                                     --------------
                                                                          3,028,500
-------------------------------------------------------------------------------------
Paper  1.3%
    69,000   Georgia-Pacific Group                                        2,525,400
-------------------------------------------------------------------------------------
Pollution Control  1.7%
   102,000   Waste Management, Inc.                                       3,162,000
-------------------------------------------------------------------------------------
Retail Trade  4.5%
    25,500   BJ's Wholesale Club, Inc.(a)                                 1,428,000
    58,000   Target Corp.                                                 2,244,600
    58,000   The Gap, Inc.                                                1,583,980
    59,000   Wal-Mart Stores, Inc.                                        3,298,100
                                                                     --------------
                                                                          8,554,680
-------------------------------------------------------------------------------------
Semiconductors & Equipment  12.7%
   187,700   Linear Technology Corp.                                      8,179,966
   177,100   Maxim Integrated Products, Inc.(a)                           8,176,707
   194,800   Xilinx, Inc.(a)                                              7,792,000
                                                                     --------------
                                                                         24,148,673

    See Notes to Financial Statements                                     39

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Telecommunications  1.0%
    58,000   Echostar Communications Corp.--Class A(a)               $    1,725,500
    18,216   WorldCom, Inc.--WorldCom Group(a)                              255,021
       728   WorldCom, Inc.--MCI Group                                        9,664
                                                                     --------------
                                                                          1,990,185
-------------------------------------------------------------------------------------
Utilities  0.9%
    49,000   Calpine Corp.(a)                                             1,763,510
                                                                     --------------
             Total common stocks (cost $214,796,221)                    184,520,933
                                                                     --------------
SHORT-TERM INVESTMENTS  5.7%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreements
$   10,404   State Street Bank & Trust Co., 2.75%, 7/31/01 due
              8/1/01 in the amount of $10,404,795 (cost
              $10,404,000; collateralized by $9,705,000 U.S.
              Treasury Notes, 6.75%, 5/15/05, value of collateral
              including accrued interest is $10,614,844)                 10,404,000
       439   State Street Bank & Trust Co., 1.75%, 7/31/01 due
              8/1/01 in the amount of $439,021 (cost $439,000;
              collateralized by $400,000 U.S. Treasury Notes,
              6.50%, 2/15/10, value of collateral including
              accrued interest is $451,923)                                 439,000
                                                                     --------------
             Total Short-term investments (cost $10,843,000)             10,843,000
                                                                     --------------
             Total Investments  102.5%
              (cost $225,639,221; Note 4)                               195,363,933
             Liabilities in excess of other assets  (2.5%)               (4,717,025)
                                                                     --------------
             Net Assets  100%                                        $  190,646,908
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing.
ADR--American Depository Receipt.

    40                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.6%
Common Stocks
-------------------------------------------------------------------------------------
Advertising  0.1%
     1,300   Interpublic Group of Companies, Inc.                    $       35,581
-------------------------------------------------------------------------------------
Aerospace/Defense  2.3%
     3,300   Boeing Co.                                                     193,149
       100   General Dynamics Corp.                                           8,089
     1,500   Goodrich Corp.                                                  52,410
     1,100   ITT Industries, Inc.                                            48,840
    16,130   Lockheed Martin Corp.                                          639,070
     1,420   Northrop Grumman Corp.                                         113,927
       300   Raytheon Co.                                                     8,664
     3,410   Rockwell Collins, Inc.                                          70,587
                                                                     --------------
                                                                          1,134,736
-------------------------------------------------------------------------------------
Airlines  0.3%
     1,400   Delta Air Lines, Inc.                                           62,132
     4,700   Southwest Airlines Co.                                          94,047
                                                                     --------------
                                                                            156,179
-------------------------------------------------------------------------------------
Apparel & Textiles  0.3%
       100   Columbia Sportswear Co.(a)                                       3,884
     1,500   Jones Apparel Group, Inc.(a)                                    58,560
     6,600   Russell Corp.                                                  113,850
                                                                     --------------
                                                                            176,294
-------------------------------------------------------------------------------------
Automobiles & Trucks  5.4%
     3,402   ArvinMeritor, Inc.                                              73,143
    12,750   Dana Corp.                                                     328,313
    13,280   Delphi Automotive Systems Corp.                                217,261
    27,518   Ford Motor Co.                                                 700,883
    14,573   General Motors Corp.                                           926,843
       600   Lear Corp.(a)                                                   23,760
     8,770   TRW, Inc.                                                      388,072
     2,672   Visteon Corp.                                                   56,459
                                                                     --------------
                                                                          2,714,734

    See Notes to Financial Statements                                     41

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Banking & Financial Services  16.7%
     1,000   A.G. Edwards, Inc.                                      $       43,750
     5,300   American Express Co.                                           213,749
       700   AmeriCredit Corp.(a)                                            43,043
     2,400   AmSouth Bancorp.                                                47,712
       300   Associated Banc-Corp.                                           10,707
     5,400   Bank of America Corp.                                          343,548
     1,700   Bank of New York Co., Inc.                                      76,262
    22,060   Bank One Corp.                                                 853,943
     2,000   BankNorth Group, Inc.                                           45,920
       800   Bear Stearns Cos., Inc.                                         46,520
     1,600   Capital One Finance Corp.                                      102,832
     5,300   Charles Schwab Corp.                                            79,447
     1,300   Charter One Financial, Inc.                                     41,743
    23,100   Citigroup, Inc.                                              1,159,851
       800   Compass Bancshares, Inc.                                        21,800
     1,700   Countrywide Credit Industries, Inc.                             73,627
     2,100   E*TRADE Group, Inc.(a)                                          13,608
     7,050   Fannie Mae                                                     586,912
    20,510   First Union Corp.                                              726,054
     1,900   FleetBoston Financial Corp.                                     71,288
     1,700   Freddie Mac                                                    116,348
       900   Golden State Bancorp, Inc.                                      29,907
     2,500   Goldman Sachs Group, Inc.                                      207,900
     2,300   GreenPoint Financial Corp.                                      94,898
     2,200   Hibernia Corp.-Cl. A                                            41,162
     6,130   Household International, Inc.                                  406,358
     1,200   Huntington Bancshares, Inc.                                     21,972
       300   IndyMac Bancorp, Inc.(a)                                         7,797
    17,570   KeyCorp                                                        469,997
       600   Legg Mason, Inc.                                                28,884
       700   Marshall & Ilsley Corp.                                         41,230
     1,800   MBIA, Inc.                                                     101,088
       200   Mellon Financial Corp.                                           7,604
     4,000   Morgan Stanley Dean Witter & Co.                               239,280
     2,600   National Commerce Financial Corp.                               68,380
       600   Northern Trust Corp.                                            38,280

    42                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
       600   Pacific Century Financial Corp.                         $       15,900
     2,600   PNC Financial Services Group                                   172,510
       300   Providian Financial Corp.                                       14,811
       600   Regions Financial Corp.                                         19,200
     2,600   Stilwell Financial, Inc.                                        77,116
     1,500   SunTrust Banks, Inc.                                           103,875
       200   T. Rowe Price Group, Inc.                                        7,592
     1,300   T.D. Waterhouse Group, Inc.(a)                                  12,116
       200   TCF Financial Corp.                                              9,760
    13,900   U.S. Bancorp                                                   329,986
     6,020   UnionBanCal Corp.                                              222,680
       300   Wachovia Corp.                                                  21,330
    17,555   Washington Mutual, Inc.                                        711,329
     1,900   Wells Fargo & Co.                                               87,514
       200   Wilmington Trust Corp.                                          13,184
                                                                     --------------
                                                                          8,342,304
-------------------------------------------------------------------------------------
Business Services  0.6%
       300   Automatic Data Processing, Inc.                                 15,285
     6,300   Cendant Corp.(a)                                               128,205
       400   Electronic Data Systems Corp.                                   25,540
     2,400   NCR Corp.(a)                                                    94,464
     1,900   Xerox Corp.(a)                                                  15,162
                                                                     --------------
                                                                            278,656
-------------------------------------------------------------------------------------
Chemicals  2.7%
     1,600   Air Products & Chemicals, Inc.                                  65,328
    27,735   Dow Chemical Co.                                             1,009,554
       900   E.I. du Pont de Nemours & Co.                                   38,538
     1,600   PPG Industries, Inc.                                            87,920
     1,900   Praxair, Inc.                                                   86,146
     1,700   Rohm & Haas Co.                                                 58,378
                                                                     --------------
                                                                          1,345,864
-------------------------------------------------------------------------------------
Computer Hardware & Software  2.8%
       900   Apple Computer, Inc.(a)                                         16,911
       200   BEA Systems, Inc.(a)                                             4,410

    See Notes to Financial Statements                                     43

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
       100   Citrix Systems, Inc.(a)                                 $        3,347
     7,300   Compaq Computer Corp.                                          109,062
    23,200   Computer Associates International, Inc.                        799,936
     2,000   Gateway, Inc.(a)                                                20,980
     6,000   Hewlett-Packard Co.                                            147,960
     2,600   International Business Machines Corp.                          273,546
       700   Peregrine Systems Inc.(a)                                       19,145
     1,500   Sun Microsystems, Inc.(a)                                       24,435
                                                                     --------------
                                                                          1,419,732
-------------------------------------------------------------------------------------
Consumer Products  3.4%
       700   Black & Decker Corp.                                            29,897
     1,200   Estee Lauder Cos., Inc.-Cl. A                                   47,460
    10,150   Fortune Brands, Inc.                                           371,693
     2,400   Gillette Co.                                                    66,888
     1,600   Hasbro, Inc.                                                    25,760
     2,800   Kimberly-Clark Corp.                                           170,268
     4,800   Mattel, Inc.(a)                                                 85,920
     9,000   Procter & Gamble Co.                                           639,180
     3,800   Whirlpool Corp.                                                268,052
                                                                     --------------
                                                                          1,705,118
-------------------------------------------------------------------------------------
Containers  0.7%
    20,890   Pactiv Corp.(a)                                                324,422
     1,400   Smurfit-Stone Container Corp.(a)                                24,374
                                                                     --------------
                                                                            348,796
-------------------------------------------------------------------------------------
Diversified Industrials  1.1%
     1,900   Cooper Industries, Inc.                                         78,869
     1,900   Honeywell International, Inc.                                   70,053
     1,100   Johnson Controls, Inc.                                          88,660
     3,600   Tyco International Ltd. (Bermuda)                              191,520
     1,700   United Technologies Corp.                                      124,780
                                                                     --------------
                                                                            553,882
-------------------------------------------------------------------------------------
Drugs & Healthcare  4.0%
     1,500   Abbott Laboratories                                             80,385
    21,950   Aetna, Inc.(a)                                                 619,209

    44                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     1,200   American Home Products Corp.                            $       72,372
       100   Amgen, Inc.(a)                                                   6,271
     4,400   Baxter International, Inc.                                     219,120
     2,400   Becton, Dickinson & Co.                                         82,944
       600   Eli Lilly & Co.                                                 47,568
       500   Forest Laboratories, Inc.(a)                                    39,275
     1,000   Guidant Corp.(a)                                                31,880
     1,000   HCA - The Healthcare Co.                                        45,950
     1,000   Human Genome Sciences, Inc.(a)                                  50,780
     2,200   Johnson & Johnson                                              119,020
     2,100   Merck & Co., Inc.                                              142,758
       800   Pfizer, Inc.                                                    32,976
     1,800   Pharmacia Corp.                                                 80,316
     2,000   Schering-Plough Corp.                                           78,100
       600   St. Jude Medical, Inc.(a)                                       42,000
     2,500   Tenet Healthcare Corp.(a)                                      138,775
       200   Vertex Pharmaceuticals, Inc.(a)                                  7,990
       500   Wellpoint Health Networks, Inc.(a)                              53,480
                                                                     --------------
                                                                          1,991,169
-------------------------------------------------------------------------------------
Entertainment & Leisure  1.5%
     3,600   Carnival Corp.                                                 120,240
     2,900   Hilton Hotels Corp.                                             35,119
    10,400   Mandalay Resort Group(a)                                       262,600
     1,700   Marriott International, Inc.-Cl. A                              81,175
       300   MGM Mirage, Inc.(a)                                              9,270
     7,400   P & O Princess Cruises PLC ADR (United Kingdom)                159,470
     2,600   Park Place Entertainment Corp.(a)                               27,846
     1,800   Starwood Hotels & Resorts Worldwide, Inc.                       64,242
                                                                     --------------
                                                                            759,962
-------------------------------------------------------------------------------------
Food & Beverages  2.2%
     6,920   Anheuser-Busch Cos., Inc.                                      299,705
     1,700   Coca-Cola Co.                                                   75,820
       900   General Mills, Inc.                                             39,582
     1,800   H.J. Heinz Co.                                                  77,778
       700   Hershey Foods Corp.                                             42,252

    See Notes to Financial Statements                                     45

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
       100   Kellogg Co.                                             $        3,007
    10,800   Kraft Foods, Inc.-Cl. A(a)                                     334,260
       800   Quaker Oats Co.                                                 70,400
     8,100   Sara Lee Corp.                                                 163,377
                                                                     --------------
                                                                          1,106,181
-------------------------------------------------------------------------------------
Industrial Machinery  1.4%
     1,000   Caterpillar, Inc.                                               55,100
    19,930   CNH Global N.V. (Netherlands)                                  145,688
       700   Danaher Corp.                                                   39,613
       300   Dover Corp.                                                     10,845
       700   Eaton Corp.                                                     51,408
     2,200   Emerson Electric Co.                                           126,192
       400   Illinois Tool Works, Inc.                                       25,200
     1,400   Ingersoll-Rand Co.                                              61,152
     1,100   Parker-Hannifin Corp.                                           49,170
     4,810   Rockwell International Corp.                                    77,201
     1,600   W.W. Grainger, Inc.                                             67,360
                                                                     --------------
                                                                            708,929
-------------------------------------------------------------------------------------
Insurance  7.4%
     2,500   Allmerica Financial Corp.                                      134,125
    29,300   Allstate Corp.                                               1,024,328
     1,300   Ambac Financial Group, Inc.                                     74,802
     2,320   American General Corp.                                         107,300
     2,100   American International Group, Inc.                             174,825
       600   Aon Corp.                                                       21,270
       200   Chubb Corp.                                                     14,034
     1,700   CIGNA Corp.                                                    170,527
       500   Cincinnati Financial Corp.                                      19,700
     2,500   Hartford Financial Services Group, Inc.                        165,525
     7,330   Lincoln National Corp.                                         374,050
       700   Marsh & McLennan Companies, Inc.                                70,280
    25,590   MetLife, Inc.                                                  758,743
       500   Protective Life Corp.                                           16,600
    11,250   St. Paul Companies, Inc.                                       493,313
     1,600   Torchmark Corp.                                                 66,416
       600   UnumProvident Corp.                                             17,118
                                                                     --------------
                                                                          3,702,956

    46                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Media  2.3%
     1,100   Adelphia Communications Corp.-Cl. A(a)                  $       40,590
     1,300   AOL Time Warner, Inc.(a)                                        59,085
    14,600   AT&T Corp.- Liberty Media Group-Cl. A(a)                       229,658
       300   Cablevision Systems Corp.-Cl. A(a)                              16,881
     1,700   Comcast Corp.-Cl. A(a)                                          64,651
     2,000   Fox Entertainment Group, Inc.-Cl. A(a)                          54,500
     2,600   Gannett Co., Inc.                                              174,278
     3,000   Gemstar-TV Guide International, Inc.(a)                        121,770
       100   Knight-Ridder, Inc.                                              6,159
     1,100   New York Times Co.-Cl. A                                        50,930
       300   Tribune Co.                                                     12,378
     4,800   Viacom, Inc.-Cl. B(a)                                          239,040
     3,300   Walt Disney Co.                                                 86,955
                                                                     --------------
                                                                          1,156,875
-------------------------------------------------------------------------------------
Metals  2.2%
       600   Alcan, Inc.                                                     22,506
    24,972   Alcoa, Inc.                                                    979,651
     3,030   Harsco Corp.                                                    92,597
                                                                     --------------
                                                                          1,094,754
-------------------------------------------------------------------------------------
Networking  0.2%
     1,800   Cisco Systems, Inc.(a)                                          34,596
    12,100   Lucent Technologies, Inc.(a)                                    81,070
                                                                     --------------
                                                                            115,666
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  5.9%
     3,000   Anadarko Petroleum Corp.                                       170,400
     5,500   Chevron Corp.                                                  502,645
     2,000   Conoco, Inc.-Cl. A                                              61,680
     3,700   Conoco, Inc.-Cl. B                                             114,700
       400   Cooper Cameron Corp.(a)                                         20,364
     2,000   El Paso Corp.                                                  103,500
    25,200   Exxon Mobil Corp.                                            1,052,352
     2,600   Global Marine, Inc.(a)                                          44,928
    14,970   Occidental Petroleum Corp.                                     413,771

    See Notes to Financial Statements                                     47

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     2,000   Texaco, Inc.                                            $      138,500
     1,800   The Williams Companies, Inc.                                    60,300
     5,970   Ultramar Diamond Shamrock Corp.                                282,082
                                                                     --------------
                                                                          2,965,222
-------------------------------------------------------------------------------------
Paper & Forest Products  4.2%
       700   Bowater, Inc.                                                   32,641
    10,920   Georgia-Pacific Corp. (Timber Group)                           393,229
     9,300   Georgia-Pacific Group                                          340,380
    17,140   International Paper Co.                                        700,341
       700   Temple-Inland, Inc.                                             43,435
    10,000   Weyerhaeuser Co.                                               597,300
                                                                     --------------
                                                                          2,107,326
-------------------------------------------------------------------------------------
Photography  1.5%
    17,200   Eastman Kodak Co.                                              744,932
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.7%
       500   Apartment Investment & Management Co.-Cl. A                     23,110
       500   Avalonbay Communities, Inc.                                     23,925
       300   Duke Realty Corp.                                                7,317
     2,500   Equity Office Properties Trust                                  75,050
       600   Equity Residential Properties Trust                             34,020
       400   General Growth Properties, Inc.                                 14,444
     1,600   Host Marriott Corp.                                             20,240
       500   Kimco Realty Corp.                                              23,400
       500   Liberty Property Trust                                          14,800
       900   ProLogis Trust                                                  19,080
       300   Public Storage, Inc.                                             8,856
       400   Rouse Co.                                                       11,000
       900   Simon Property Group, Inc.                                      25,515
       700   Vornado Realty Trust                                            27,048
                                                                     --------------
                                                                            327,805
-------------------------------------------------------------------------------------
Restaurants  0.8%
     4,500   McDonald's Corp.                                               131,130
     5,500   Tricon Global Restaurants, Inc.(a)                             251,625
                                                                     --------------
                                                                            382,755

    48                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Retail  3.8%
     1,400   Abercrombie & Fitch Co.-Cl. A(a)                        $       54,348
       100   Circuit City Group                                               1,875
     2,800   Federated Department Stores, Inc.(a)                           108,080
       900   Home Depot, Inc.                                                45,333
     9,300   J.C. Penney Co., Inc.                                          264,492
    19,550   May Department Stores Co.                                      649,060
     2,900   Safeway, Inc.(a)                                               128,064
     9,080   Sears, Roebuck & Co.                                           426,578
     3,400   Target Corp.                                                   131,580
       400   The Limited, Inc.                                                6,788
     2,700   TJX Companies, Inc.                                             91,827
                                                                     --------------
                                                                          1,908,025
-------------------------------------------------------------------------------------
Semiconductors  0.7%
       300   Altera Corp.(a)                                                  9,018
       400   Applied Materials, Inc.(a)                                      18,344
       100   Lattice Semiconductor Corp.(a)                                   2,420
       500   Linear Technology Corp.                                         21,790
       800   LSI Logic Corp.(a)                                              17,424
       500   Micron Technology, Inc.(a)                                      21,000
     7,700   National Semiconductor Corp.(a)                                246,785
       600   Xilinx, Inc.(a)                                                 24,000
                                                                     --------------
                                                                            360,781
-------------------------------------------------------------------------------------
Telecommunications  9.9%
     7,850   ALLTEL Corp.                                                   483,953
       900   American Tower Corp.-Cl. A                                      15,255
    29,840   AT&T Corp.                                                     603,066
     7,313   AT&T Wireless Services, Inc.(a)                                136,680
     6,400   BellSouth Corp.                                                260,480
       600   Charter Communications, Inc.-Cl. A(a)                           12,924
     2,000   CIENA Corp.(a)                                                  66,280
     1,600   Corning, Inc.(a)                                                25,056
     2,000   Global Crossing Ltd. (Bermuda)(a)                               13,100
       659   Hughes Electronics Corp. (General Motors Corp.-Cl.
              H)(a)                                                          12,719
     2,500   Level 3 Communications, Inc.(a)                                 11,175

    See Notes to Financial Statements                                     49

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    11,000   Motorola, Inc.                                          $      205,590
     3,900   Nextel Communications, Inc.-Cl. A(a)                            64,935
     4,300   Qwest Communications International, Inc.(a)                    111,800
    18,410   SBC Communications, Inc.                                       829,002
    16,170   Sprint Corp. (Fon Group)                                       377,408
     3,800   Sprint Corp. (PCS Group)(a)                                     98,496
     2,500   Tellabs, Inc.(a)                                                41,175
    25,627   Verizon Communications, Inc.                                 1,387,702
     1,700   WorldCom, Inc. (MCI Group)                                      22,576
    12,500   WorldCom, Inc. (WorldCom Group)(a)                             175,000
                                                                     --------------
                                                                          4,954,372
-------------------------------------------------------------------------------------
Tobacco  3.0%
    32,740   Philip Morris Companies, Inc.                                1,489,670
-------------------------------------------------------------------------------------
Transportation  0.8%
     3,400   Burlington Northern Santa Fe Corp.                              90,916
       600   C.H. Robinson Worldwide, Inc.                                   18,450
     2,700   CSX Corp.                                                      105,624
       300   GATX Corp.                                                      12,045
     2,700   Norfolk Southern Corp.                                          54,324
     2,500   Ryder System, Inc.                                              47,500
     1,300   Union Pacific Corp.                                             69,797
                                                                     --------------
                                                                            398,656
-------------------------------------------------------------------------------------
Utilities  8.6%
     1,100   Ameren Corp.                                                    43,219
     5,914   American Electric Power Co., Inc.                              266,130
     1,300   Cinergy Corp.                                                   40,170
    16,170   CMS Energy Corp.                                               431,254
     1,200   Consolidated Edison, Inc.                                       47,688
     2,200   Dominion Resources, Inc.                                       133,078
    10,290   DTE Energy Co.                                                 434,753
       100   Duke Energy Co.                                                  3,861
       700   Dynegy, Inc.-Cl. A                                              32,466
    24,630   Edison International(a)                                        345,805
     1,400   Enron Corp.                                                     63,490
     8,200   Entergy Corp.                                                  307,500

    50                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     5,810   Exelon Corp.                                            $      328,265
     1,100   FPL Group, Inc.                                                 59,400
     7,400   GPU, Inc.                                                      268,176
     1,500   NiSource, Inc.                                                  39,540
     4,300   PG&E Corp.(a)                                                   63,941
     1,600   Pinnacle West Capital Corp.                                     67,648
       800   Potomac Electric Power Co.                                      17,320
     3,370   PPL Corp.                                                      151,583
     2,200   Progress Energy, Inc.                                           94,094
     4,640   Public Service Enterprise Group, Inc.                          217,152
     1,300   Reliant Energy, Inc.                                            40,950
     7,573   SCANA Corp.                                                    203,259
     9,740   TXU Corp.                                                      452,910
     3,100   Wisconsin Energy Corp.                                          68,634
     2,600   Xcel Energy, Inc.                                               70,044
                                                                     --------------
                                                                          4,292,330
-------------------------------------------------------------------------------------
Waste Management  1.1%
    17,240   Waste Management, Inc.                                         534,440
                                                                     --------------
             Total common stocks (cost $45,010,331)                      49,314,682
                                                                     --------------
SHORT-TERM INVESTMENT  1.5%
-------------------------------------------------------------------------------------
Investment Company
   768,849   Seven Seas Series Government Fund, 3.44%(b)
              (cost $768,849)                                               768,849
                                                                     --------------
             Total Investments  100.1%
              (cost $45,779,180; Note 4)                                 50,083,531
             Liabilities in excess of other assets  (0.1%)                  (58,289)
                                                                     --------------
             Net Assets  100%                                        $   50,025,242
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) Rate represents yield at purchase date.
ADR - American Depository Receipt.
N.V. - Naamloze Vennootschaap (Dutch Corporation).
PLC - Public Liability Company (British Corporation).
    See Notes to Financial Statements                                     51

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.0%
Common Stocks  97.0%
-------------------------------------------------------------------------------------
Aerospace  0.6%
       500   Alliant Techsystems, Inc.(a)                            $       49,600
     4,400   BE Aerospace, Inc.(a)                                           81,708
                                                                     --------------
                                                                            131,308
-------------------------------------------------------------------------------------
Airlines  1.4%
    11,100   Atlantic Coast Airlines Holdings, Inc.(a)                      322,455
-------------------------------------------------------------------------------------
Apparel & Textiles  2.4%
     4,200   Columbia Sportswear Co.(a)                                     163,128
     8,200   Genesco, Inc. (a)                                              266,910
     1,700   Quiksilver, Inc.(a)                                             35,785
     3,600   Skechers U.S.A., Inc.(a)                                        75,960
                                                                     --------------
                                                                            541,783
-------------------------------------------------------------------------------------
Athletic Equipment  1.4%
     6,700   Direct Focus, Inc.(a)                                          323,610
-------------------------------------------------------------------------------------
Banks  3.6%
     8,700   New York Community Bancorp, Inc.                               370,011
     3,900   Roslyn Bancorp, Inc.                                           117,000
     5,527   Texas Regional Bancshares, Inc. (Class 'A' Stock)              210,247
     4,000   UCBH Holdings, Inc.                                            123,880
                                                                     --------------
                                                                            821,138
-------------------------------------------------------------------------------------
Building & Construction  4.2%
     1,700   Beazer Homes USA, Inc.(a)                                      124,032
     4,400   Centex Corp.                                                   206,976
     4,900   D.R.Horton, Inc.                                               134,995
     5,400   Lennar Corp.                                                   247,806
     6,100   Pulte Homes, Inc.                                              253,211
                                                                     --------------
                                                                            967,020

    52                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Business Services  5.7%
    17,336   Answerthink, Inc.(a)                                    $      136,954
     5,970   ChoicePoint, Inc.(a)                                           243,755
     5,460   CSG Systems International, Inc.(a)                             257,494
    14,759   Daisytek International Corp.(a)                                225,960
     5,545   Iron Mountain, Inc.(a)                                         241,984
    22,950   Pegasus Solutions, Inc.(a)                                     204,255
                                                                     --------------
                                                                          1,310,402
-------------------------------------------------------------------------------------
Commercial Services  0.9%
    10,577   Grubb & Ellis Co.                                               50,769
    20,075   On Command Corp.(a)                                             96,561
     6,420   Trammell Crow Co.(a)                                            57,716
                                                                     --------------
                                                                            205,046
-------------------------------------------------------------------------------------
Computers & Business Equipment  2.4%
     3,680   CDW Computer Centers, Inc.(a)                                  158,130
    10,000   Jack Henry & Associates, Inc.                                  282,700
     3,290   Tech Data Corp.(a)                                             116,301
                                                                     --------------
                                                                            557,131
-------------------------------------------------------------------------------------
Consulting Services  0.2%
     1,200   MAXIMUS, Inc.(a)                                                53,208
-------------------------------------------------------------------------------------
Consumer Products  1.9%
    15,400   Oakley, Inc.(a)                                                287,980
     3,460   Scotts Company (The) (Class 'A' Stock)(a)                      138,227
                                                                     --------------
                                                                            426,207
-------------------------------------------------------------------------------------
Drugs & Healthcare  20.3%
     5,670   Abgenix, Inc.(a)                                               164,884
     4,715   Aclara Biosciences, Inc.(a)                                     34,420
     5,600   AdvancePCS(a)                                                  347,760
     5,400   AmeriPath, Inc.(a)                                             162,162
     7,200   AmSurg Corp.(a)                                                201,528
     5,400   Apria Healthcare Group, Inc.(a)                                128,250
     9,300   Beverly Enterprises, Inc.(a)                                    97,185
     6,855   Corixa Corp.(a)                                                 79,381

    See Notes to Financial Statements                                     53

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    15,100   DaVita, Inc.(a)                                         $      323,744
     3,115   Enzon, Inc.(a)                                                 200,139
     7,750   Exelixis, Inc.(a)                                              130,742
    13,100   First Health Group Corp.(a)                                    348,329
     2,500   First Horizon Pharmaceutical Corp.(a)                           85,600
     9,900   Henry Schein, Inc.(a)                                          366,300
     9,360   Lexicon Genetics, Inc.(a)                                       86,018
     2,800   LifePoint Hospitals, Inc.(a)                                   119,868
     3,050   MedCath Corp.(a)                                                65,270
     5,200   Mentor Corp.                                                   153,556
     4,740   Myriad Genetics, Inc.(a)                                       217,424
     6,745   Novoste Corp.(a)                                               153,516
    10,900   Pharmaceutical Product Development, Inc.(a)                    385,969
     9,280   STAAR Surgical Co.(a)                                           36,192
     4,500   Varian Medical Systems, Inc.(a)                                321,750
     5,905   Ventana Medical Systems, Inc.(a)                               197,817
     5,535   Vertex Pharmaceuticals, Inc.(a)                                221,123
                                                                     --------------
                                                                          4,628,927
-------------------------------------------------------------------------------------
Educational Services  5.5%
     6,900   Career Education Corp.(a)                                      420,900
     6,800   Corinthian Colleges, Inc.(a)                                   315,588
     6,400   Education Management Corp.(a)                                  261,120
     9,690   Sylvan Learning Systems, Inc.(a)                               261,824
                                                                     --------------
                                                                          1,259,432
-------------------------------------------------------------------------------------
Electronic Components  0.6%
     2,180   Technitrol, Inc.                                                54,107
     4,190   Vicor Corp. (a)                                                 82,250
                                                                     --------------
                                                                            136,357
-------------------------------------------------------------------------------------
Electronics  2.1%
     5,527   Cyberoptics Corp.(a)                                            58,310
    18,590   Electronics for Imaging, Inc. (a)                              409,724
                                                                     --------------
                                                                            468,034
-------------------------------------------------------------------------------------
Financial Services  3.7%
     7,925   AmeriCredit Corp.(a)                                           487,308

    54                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     3,850   Instinet Group, Inc.(a)                                 $       53,515
     3,600   Metris Companies, Inc.                                         124,920
     4,680   T. Rowe Price Group, Inc.                                      177,653
                                                                     --------------
                                                                            843,396
-------------------------------------------------------------------------------------
Food - Retail  1.9%
     5,200   Fleming Cos., Inc.                                             184,184
     5,000   Pathmark Stores, Inc.(a)                                       123,950
     2,800   Smithfield Foods, Inc. (a)                                     123,200
                                                                     --------------
                                                                            431,334
-------------------------------------------------------------------------------------
Gaming  1.2%
     3,600   Anchor Gaming(a)                                               187,128
     5,000   Shuffle Master, Inc.(a)                                         87,400
                                                                     --------------
                                                                            274,528
-------------------------------------------------------------------------------------
Hazardous Waste Disposal  1.0%
     4,700   Stericycle, Inc.(a)                                            231,428
-------------------------------------------------------------------------------------
Hotels & Restaurants  1.2%
     6,900   Mandalay Resort Group(a)                                       174,225
     4,800   Ruby Tuesday, Inc.                                              89,280
                                                                     --------------
                                                                            263,505
-------------------------------------------------------------------------------------
Industrial Machinery  1.1%
     7,900   Shaw Group Inc.(a)                                             256,750
-------------------------------------------------------------------------------------
Insurance  3.0%
     7,465   Brown & Brown, Inc.                                            360,933
     1,045   Markel Corp.(a)                                                211,518
     7,280   Mutual Risk Management, Ltd.                                    79,716
     2,300   Willis Group Holdings, Ltd.(a)                                  39,675
                                                                     --------------
                                                                            691,842
-------------------------------------------------------------------------------------
Internet  2.6%
    26,550   Kana Communications, Inc.(a)                                    46,197
    17,655   McAfee.com Corp.(a)                                            285,128
    10,670   Multex.com, Inc.(a)                                             52,816

    See Notes to Financial Statements                                     55

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    20,865   net.Genesis Corp.(a)                                    $       16,901
    17,224   Packeteer, Inc.(a)                                             155,016
     4,245   SafeNet, Inc.(a)                                                32,347
                                                                     --------------
                                                                            588,405
-------------------------------------------------------------------------------------
Manufacturing  1.4%
     5,990   Mettler-Toledo International, Inc.(a)                          255,174
     2,000   Precision Castparts Corp.                                       73,000
                                                                     --------------
                                                                            328,174
-------------------------------------------------------------------------------------
Media  1.1%
    24,086   Hollywood Media Corp.(a)                                       125,247
     7,600   Mediacom Communications Corp.(a)                               133,000
                                                                     --------------
                                                                            258,247
-------------------------------------------------------------------------------------
Office Furnishings  0.3%
     7,440   Falcon Products, Inc.                                           55,279
-------------------------------------------------------------------------------------
Oil & Gas  3.4%
     1,400   Energen Corp.                                                   35,700
     3,300   Equitable Resources, Inc.                                      118,305
     2,150   Evergreen Resources, Inc.(a)                                    78,518
     8,940   Newfield Exploration Co.(a)                                    298,507
     7,500   Ocean Energy, Inc.                                             147,300
     3,600   Western Gas Resources, Inc.                                    106,992
                                                                     --------------
                                                                            785,322
-------------------------------------------------------------------------------------
Oil Field / Equipment & Services  1.2%
     3,430   CARBO Ceramics, Inc.                                           102,214
     5,000   Key Energy Services, Inc.(a)                                    46,500
     3,700   Valero Energy Corp.                                            130,610
                                                                     --------------
                                                                            279,324
-------------------------------------------------------------------------------------
Publishing  2.7%
    12,790   Information Holdings, Inc.(a)                                  324,994
    11,745   Penton Media, Inc.                                             163,843
    22,160   PRIMEDIA, Inc.(a)                                              136,284
                                                                     --------------
                                                                            625,121

    56                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Recreation  0.2%
    21,450   American Classic Voyages Co.(a)                         $       41,399
-------------------------------------------------------------------------------------
Retail Trade  5.9%
     8,700   Chico's FAS, Inc.(a)                                           324,249
     1,900   Christopher & Banks Corp.(a)                                    50,920
    11,000   Copart, Inc.(a)                                                312,180
     5,400   Hot Topic, Inc.(a)                                             144,720
     8,000   O'Reilly Automotive, Inc.(a)                                   279,200
     6,580   PC Connection, Inc.(a)                                          90,870
     4,950   Tweeter Home Entertainment Group, Inc.(a)                      141,223
                                                                     --------------
                                                                          1,343,362
-------------------------------------------------------------------------------------
Semiconductors & Equipment  0.7%
     7,200   Ultratech Stepper, Inc. (a)                                    165,672
-------------------------------------------------------------------------------------
Software  4.1%
     3,185   Advent Software, Inc.(a)                                       180,016
     2,550   National Instruments Corp.(a)                                   90,933
     1,400   PLATO Learning, Inc.(a)                                         46,060
    13,177   Rainbow Technologies, Inc.(a)                                   67,862
     2,350   Retek, Inc.(a)                                                  75,388
     6,085   SERENA Software, Inc.(a)                                       127,907
    11,549   Wind River Systems, Inc.(a)                                    165,382
    16,730   Witness Systems, Inc.(a)                                       183,193
                                                                     --------------
                                                                            936,741
-------------------------------------------------------------------------------------
Telecommunication  5.8%
    12,275   Cabletron Systems, Inc.(a)                                     227,947
    23,390   Choice One Communications, Inc.(a)                             139,170
    31,170   ITC DeltaCom(a)                                                 82,912
    18,144   LCC International, Inc.(a)                                      99,792
     1,000   Lightbridge, Inc.(a)                                            10,800
     7,050   Metro One Telecommunications, Inc.(a)                          267,970
    18,646   NEON Communications, Inc.(a)                                    88,569
     2,325   Powerwave Technologies, Inc.(a)                                 39,897
     8,588   Stratos Lightwave, Inc.(a)                                      81,672
     5,430   Tekelec(a)                                                     110,555

    See Notes to Financial Statements                                     57

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     8,300   UTStarcom, Inc.(a)                                      $      171,644
                                                                     --------------
                                                                          1,320,928
-------------------------------------------------------------------------------------
Transportation  1.3%
     6,400   Offshore Logistics, Inc.(a)                                    123,840
     8,525   Swift Transportation Co., Inc.(a)                              171,779
                                                                     --------------
                                                                            295,619
                                                                     --------------
             Total common stocks (cost $22,869,105)                      22,168,434
                                                                     --------------
SHORT-TERM INVESTMENT  2.5%
-------------------------------------------------------------------------------------
Investment Companies  2.5%
   580,356   Seven Seas Money Market Fund
              3.66%(b)
              (cost $580,356)                                               580,356
                                                                     --------------
             Total Investments  99.5%
              (cost $23,449,461; Note 4)                                 22,748,790
             Other assets in excess of liabilities  0.5%                    108,812
                                                                     --------------
             Net Assets  100%                                        $   22,857,602
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing.
(b) Rate represents yield at purchase date.
    58                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  92.6%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace  3.2%
    14,100   AMETEK, Inc.                                            $      440,907
    12,600   DRS Technologies, Inc.(a)                                      255,780
     4,200   Esterline Technologies Corp.(a)                                 89,880
     8,600   Titan Corp.(a)                                                 170,022
                                                                     --------------
                                                                            956,589
-------------------------------------------------------------------------------------
Airlines  0.4%
     3,700   Alaska Air Group, Inc.(a)                                      117,068
-------------------------------------------------------------------------------------
Auto Related  1.8%
     8,200   Modine Manufacturing Co.                                       240,588
    13,440   Myers Industries, Inc.                                         191,520
     3,100   Navistar International Corp.(a)                                 99,541
                                                                     --------------
                                                                            531,649
-------------------------------------------------------------------------------------
Banks and Savings & Loans  9.9%
     6,310   Associated Banc-Corp.                                          225,204
     4,200   Chittenden Corp.                                               140,490
     3,100   Cullen/Frost Bankers, Inc.                                     108,841
     3,600   East West Bancorp, Inc.                                         91,872
     8,000   First Financial Holdings, Inc.                                 191,200
     8,000   FirstMerit Corp.                                               201,360
     9,282   HUBCO, Inc.                                                    254,884
    13,300   Independent Bank Corp.                                         260,015
     9,050   New York Community Bancorp Inc.                                384,896
     4,900   People's Bank                                                  123,529
     2,500   Richmond County Financial Corp.                                108,250
     2,100   Southwest Bancorporation of Texas, Inc.(a)                      70,602
    13,000   Susquehanna Bancshares, Inc.                                   270,920
    11,700   Webster Financial Corp.                                        418,158
     2,400   Westamerica Bancorp.                                            94,680
                                                                     --------------
                                                                          2,944,901

    See Notes to Financial Statements                                     59

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Broadcasting  0.2%
     1,600   Liberty Corp.                                           $       63,760
-------------------------------------------------------------------------------------
Building & Construction  0.6%
     7,400   Dal-Tile International, Inc.(a)                                143,190
     1,600   Granite Construction, Inc.                                      38,976
                                                                     --------------
                                                                            182,166
-------------------------------------------------------------------------------------
Business Services  5.9%
     7,200   Acxiom Corp.(a)                                                 84,168
     7,500   American Management Systems, Inc.(a)                           139,575
    18,600   Gartner Group, Inc., Cl.A                                      206,460
     7,500   Harte-Hanks, Inc.                                              176,775
     4,700   Iron Mountain, Inc. (a)                                        205,108
    11,200   Keane, Inc.(a)                                                 207,200
     1,600   Learning Tree International, Inc.(a)                            36,752
     2,800   MAXIMUS, Inc.(a)                                               124,152
     3,850   Metro Information Services, Inc.(a)                             13,860
     4,500   Pittston Brink's Group                                          99,225
     7,800   Profit Recovery Group International, Inc.(a)                    89,856
    11,200   United Stationers, Inc.(a)                                     369,488
                                                                     --------------
                                                                          1,752,619
-------------------------------------------------------------------------------------
Chemicals  3.3%
     4,500   Cambrex Corp.                                                  214,425
     4,700   Ferro Corp.                                                    103,870
     5,050   H.B. Fuller Co.                                                265,983
     5,700   OM Group, Inc.                                                 333,450
     8,200   RPM, Inc.                                                       76,096
                                                                     --------------
                                                                            993,824
-------------------------------------------------------------------------------------
Computers & Business Equipment  1.3%
    33,900   Maxtor Corp.                                                   223,740
     2,050   Mercury Computer Systems, Inc.                                  64,883
     8,000   MTS Systems Corp.                                              112,000
                                                                     --------------
                                                                            400,623
-------------------------------------------------------------------------------------
Construction & Mining Equipment  0.2%
     1,400   EMCOR Group, Inc.(a)                                            60,872
       400   JLG Industries, Inc.                                             4,520
                                                                     --------------
                                                                             65,392

    60                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Diversified Industrials  3.4%
     6,700   Brady Corp., Cl. A                                      $      230,815
     5,300   Carlisle Cos., Inc.                                            191,542
    12,700   Sensient Technologies Corp.                                    260,350
     7,000   Teleflex, Inc.                                                 333,550
                                                                     --------------
                                                                          1,016,257
-------------------------------------------------------------------------------------
Drugs & Healthcare  8.1%
     2,000   Albany Molecular Research, Inc.(a)                              62,180
     6,500   American Medical Systems Holdings, Inc.(a)                     123,305
     6,200   Arrow International, Inc.                                      229,028
     5,900   Celgene Corp.(a)                                               154,462
     4,500   Charles River Laboratories International, Inc.(a)              136,350
     4,700   Cooper Companies, Inc.                                         227,010
     8,450   DENTSPLY International, Inc.                                   374,335
    13,100   Invacare Corp.                                                 468,849
     3,900   Manor Care, Inc.(a)                                            125,580
     7,500   Owens & Minor, Inc.                                            137,250
     5,300   Pharmacopeia, Inc.(a)                                           85,065
     3,200   Renal Care Group, Inc.(a)                                       94,400
     3,200   STERIS Corp.(a)                                                 68,832
     4,700   Wilson Greatbatch Technologies, Inc.(a)                        117,829
                                                                     --------------
                                                                          2,404,475
-------------------------------------------------------------------------------------
Electrical Equipment  2.3%
     3,200   Belden, Inc.                                                    78,240
     4,200   Federal Signal Corp.                                            88,620
     7,800   Littelfuse, Inc.                                               218,790
     4,700   Technitrol, Inc.                                               116,654
    11,300   Woodhead Industries, Inc.                                      169,839
                                                                     --------------
                                                                            672,143
-------------------------------------------------------------------------------------
Electronics  4.3%
     3,700   C&D Technologies, Inc.                                         115,625
     3,000   Electro Scientific Industries, Inc.(a)                          96,450
     4,300   Harman International Industries, Inc.                          159,100
    10,400   Mentor Graphics Corp.(a)                                       193,960

    See Notes to Financial Statements                                     61

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    15,500   Pioneer-Standard Electronics, Inc.                      $      184,605
     8,000   Rogers Corp.(a)                                                217,200
     7,000   Sensormatic Electronics Corp.(a)                               103,110
     7,950   Varian, Inc.(a)                                                228,801
                                                                     --------------
                                                                          1,298,851
-------------------------------------------------------------------------------------
Engineering Services  0.7%
    10,550   Oceaneering International, Inc. (a)                            221,550
-------------------------------------------------------------------------------------
Financial Services  2.0%
     7,600   Allied Capital Corp.                                           176,700
     5,200   Heller Financial, Inc., Cl. A                                  275,236
     2,500   Investment Technology Group                                    131,225
                                                                     --------------
                                                                            583,161
-------------------------------------------------------------------------------------
Food and Beverages  3.0%
     7,100   Lancaster Colony Corp.                                         232,738
     7,700   Marcus Corp.                                                   107,646
    14,000   PepsiAmericas, Inc.                                            192,220
     6,600   Performance Food Group Co.(a)                                  200,640
     7,250   United Natural Foods, Inc.(a)                                  160,878
                                                                     --------------
                                                                            894,122
-------------------------------------------------------------------------------------
Homebuilders  0.6%
     1,400   Martin Marietta Materials, Inc.                                 61,712
     3,000   Toll Brothers, Inc.(a)                                         118,500
                                                                     --------------
                                                                            180,212
-------------------------------------------------------------------------------------
Hotels & Restaurants  1.1%
     8,200   Jack In The Box, Inc.(a)                                       232,470
     7,300   Prime Hospitality Corp.(a)                                      87,673
                                                                     --------------
                                                                            320,143
-------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  1.1%
     2,750   Chromcraft Revington, Inc.(a)                                   22,069
     4,650   Ethan Allen Interiors, Inc.                                    174,421
     4,300   Furniture Brands International, Inc.(a)                        123,840
                                                                     --------------
                                                                            320,330

    62                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Industrial Machinery  4.0%
     1,900   Crane Co.                                               $       58,045
     8,000   ESCO Technologies, Inc.(a)                                     224,800
     8,700   Flowserve Corp.(a)                                             214,020
     6,950   Graco, Inc.                                                    234,910
     8,800   Manitowoc Co., Inc.                                            244,552
     7,800   Stewart & Stevenson Services, Inc.                             231,816
                                                                     --------------
                                                                          1,208,143
-------------------------------------------------------------------------------------
Insurance  5.2%
     4,000   Amerus Group Company                                           129,000
     4,500   Brown & Brown, Inc.                                            217,575
     2,700   Everest Reinsurance Group, Ltd.                                189,270
     3,800   Gallagher (Arthur J.) & Co.                                    104,500
     4,700   HCC Insurance Holdings, Inc.                                   107,865
    11,200   Horace Mann Educators Corp.                                    231,168
     5,600   Protective Life Corp.                                          185,920
     4,400   Radian Group, Inc.                                             176,088
     2,000   RenaissanceRe Holdings Ltd.                                    144,800
     1,700   W.R. Berkley Corp.                                              71,230
                                                                     --------------
                                                                          1,557,416
-------------------------------------------------------------------------------------
Leisure  0.6%
     7,700   Brunswick Corp.                                                168,168
-------------------------------------------------------------------------------------
Manufacturing  1.7%
     9,000   AptarGroup, Inc.                                               297,000
     5,200   Roper Industries, Inc.                                         196,820
                                                                     --------------
                                                                            493,820
-------------------------------------------------------------------------------------
Medical & Dental Supplies  0.9%
     7,700   Gene Logic(a)                                                  146,531
     4,900   INAMED Corp.(a)                                                113,484
                                                                     --------------
                                                                            260,015

    See Notes to Financial Statements                                     63

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Miscellaneous  0.9%
     7,200   Bally Total Fitness Holding Corp.(a)                    $      182,880
     4,700   Blockbuster, Inc.(a)                                            81,075
                                                                     --------------
                                                                            263,955
-------------------------------------------------------------------------------------
Networking  0.3%
     1,600   Black Box Corp.(a)                                              87,776
-------------------------------------------------------------------------------------
Oil & Gas  2.4%
     1,500   Cabot Oil & Gas Corp.                                           37,650
     3,800   Commscope, Inc.(a)                                              87,438
     5,700   Helmerich & Payne, Inc.                                        177,612
     4,500   Louis Dreyfus Natural Gas Corp.(a)                             146,790
     9,200   WGL Holdings, Inc.                                             256,036
                                                                     --------------
                                                                            705,526
-------------------------------------------------------------------------------------
Oil Field / Equipment & Services  0.9%
     4,300   Horizon Offshore, Inc.(a)                                       39,130
     2,300   Hydril Co.(a)                                                   43,539
    11,275   Varco International, Inc.(a)                                   180,851
                                                                     --------------
                                                                            263,520
-------------------------------------------------------------------------------------
Paper & Paper Products  1.3%
    12,000   Longview Fibre Co.                                             156,720
     5,900   Packaging Corp. of America(a)                                  116,525
     8,300   Wausau-Mosinee Paper Corp.                                     107,817
                                                                     --------------
                                                                            381,062
-------------------------------------------------------------------------------------
Printing & Publishing  2.5%
    11,700   Banta Corp.                                                    325,377
     7,000   Journal Register Co.(a)                                        122,500
     1,400   Pulitzer, Inc.                                                  68,390
     4,500   R.H. Donnelley Corp.                                           139,500
     3,000   Valassis Communications, Inc.(a)                               100,350
                                                                     --------------
                                                                            756,117

    64                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Real Estate Investment Trust  3.8%
     3,900   Alexandria Real Estate Investment Corp.                 $      153,270
     9,800   Annaly Mortgage Management, Inc.                               141,120
     3,600   Catellus Development Corp.(a)                                   65,880
     1,200   Charles E. Smith Residential Realty, Inc.                       59,904
     3,500   Chateau Communities, Inc.                                      102,900
     2,400   Chelsea Property Group, Inc.                                   114,960
     2,700   Cousins Properties, Inc.                                        67,797
     2,500   FelCor Lodging Trust, Inc.                                      54,350
     4,000   Health Care Property Investors, Inc.                           142,720
     2,400   Kilroy Realty Corp.                                             64,320
     5,800   Liberty Property Trust                                         171,680
                                                                     --------------
                                                                          1,138,901
-------------------------------------------------------------------------------------
Retail -- Grocery  0.7%
    14,100   Ruddick Corp.                                                  228,420
-------------------------------------------------------------------------------------
Retail -- Trade  1.8%
     1,600   Linens 'N Things, Inc.(a)                                       41,120
     8,500   MSC Industrial Direct Co., Inc.                                148,665
     1,300   Neiman Marcus Group, Inc.                                       42,926
     1,000   Payless ShoeSource, Inc.(a)                                     57,270
    10,700   Ross Stores, Inc.                                              251,664
                                                                     --------------
                                                                            541,645
-------------------------------------------------------------------------------------
Retail -- Apparel  2.9%
     5,100   AnnTaylor Stores Corp. (a)                                     163,710
     4,500   Children's Place Retail Stores, Inc.(a)                        112,725
     5,400   Lands' End, Inc.(a)                                            220,968
    10,500   Pacific Sunwear of California, Inc.(a)                         229,950
     8,500   Venator Group, Inc.(a)                                         140,250
                                                                     --------------
                                                                            867,603
-------------------------------------------------------------------------------------
Semiconductors  0.9%
     7,800   Axcelis Technologies Inc.(a)                                   110,526
     7,900   LTX Corp.(a)                                                   163,609
                                                                     --------------
                                                                            274,135

    See Notes to Financial Statements                                     65

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Software  2.6%
    19,800   Answerthink, Inc.(a)                                    $      156,420
     5,700   Avocent Corp.(a)                                               147,630
     9,400   Dendrite International, Inc.(a)                                102,366
     3,700   Diebold, Inc.                                                  127,650
    15,100   Progress Software Corp.                                        240,845
                                                                     --------------
                                                                            774,911
-------------------------------------------------------------------------------------
Telecommunications  0.5%
     5,200   ANTEC Corp.(a)                                                  53,560
     4,100   West Corp.(a)                                                  101,475
                                                                     --------------
                                                                            155,035
-------------------------------------------------------------------------------------
Trucking  1.2%
     3,700   CNF, Inc.                                                      120,102
    11,300   Werner Enterprises, Inc.                                       253,685
                                                                     --------------
                                                                            373,787
-------------------------------------------------------------------------------------
Utilities  4.1%
     4,600   Avista Corp.                                                    79,580
     7,000   Equitable Resources, Inc.                                      250,950
     2,800   Kinder Morgan Management, LLC(a)                               197,680
     5,000   National Fuel Gas Co.                                          240,000
     8,600   OGE Energy Corp.                                               185,760
     5,400   Orion Power Holdings, Inc.(a)                                  111,780
    10,300   Sierra Pacific Resources                                       162,534
                                                                     --------------
                                                                          1,228,284
                                                                     --------------
             Total common stocks (cost $24,242,103)                      27,648,074
                                                                     --------------

    66                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  9.5%
-------------------------------------------------------------------------------------
U.S. Government Securities  4.0%
              United States Treasury Bills
$        30   3.335%, 8/16/01                                        $       29,957
        100   3.435%, 8/16/01                                                99,857
        175   3.335%, 9/20/01                                               174,132
         70   3.39%, 9/20/01                                                 69,653
         10   3.395%, 9/20/01                                                 9,950
         65   3.45%, 9/20/01                                                 64,692
         20   3.465%, 9/20/01                                                19,905
         10   3.475%, 9/20/01                                                 9,953
        145   3.48%, 9/20/01                                                144,311
         15   3.485%, 9/20/01                                                14,929
         60   3.524%, 9/20/01                                                59,711
        195   3.53%, 9/20/01                                                194,061
         75   3.535%, 9/20/01                                                74,639
         95   3.54%, 9/20/01                                                 94,539
        130   3.555%, 9/20/01                                               129,369
                                                                     --------------
                                                                          1,189,658
                                                                     --------------
Shares
-------------------------------------------------------------------------------------
Investment Companies  5.5%
  1,640,760   Seven Seas Money Market Fund
               3.66%(b)                                                   1,640,760
                                                                     --------------
              Total Short-term Investments (cost $2,830,431)              2,830,418
                                                                     --------------
              Total Investments  102.1%
               (cost $27,072,534; Note 4)                                30,478,492
              Liabilities in excess of other assets  (2.1%)                (617,730)
                                                                     --------------
              Net Assets  100%                                       $   29,860,762
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) Rate represents yield at purchase date.
    See Notes to Financial Statements                                     67

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2001

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.8%
Common Stocks
-------------------------------------------------------------------------------------
Finland  1.0%
     6,550   UPM-Kymmene Oy                                          $      194,963
-------------------------------------------------------------------------------------
France  15.3%
     5,700   Alcatel                                                        101,548
     9,230   Alstom SA                                                      257,361
     3,325   Aventis SA                                                     255,720
    11,820   Axa SA                                                         346,134
     3,500   Banque Nationale de Paris                                      304,262
       940   Cie de Saint-Gobain                                            138,662
     5,990   Lagardere SCA                                                  315,948
    11,600   Suez SA                                                        391,687
     3,310   Total Fina SA, Ser. B                                          471,172
     5,400   Vivendi Universal SA                                           316,738
                                                                     --------------
                                                                          2,899,232
-------------------------------------------------------------------------------------
Germany  6.5%
     1,770   Allianz AG                                                     497,389
     8,670   Bayerische Vereinsbank AG                                      386,718
     4,350   E. On AG                                                       238,584
     8,400   Thyssen Krupp AG                                               116,263
                                                                     --------------
                                                                          1,238,954
-------------------------------------------------------------------------------------
Hong Kong  1.0%
    19,000   Hutchison Whampoa, Ltd.                                        183,308
-------------------------------------------------------------------------------------
Ireland  1.3%
     4,100   Elan Corp., PLC, ADR(a)                                        236,775
-------------------------------------------------------------------------------------
Italy  4.2%
    14,128   Alleanza Assicurazioni                                         157,202
    33,850   ENI SpA                                                        411,616
    18,000   Sao Paolo Imi SpA                                              223,134
                                                                     --------------
                                                                            791,952

    68                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Japan  22.9%
     1,500   Acom Co., Ltd.                                          $      122,180
     7,000   Canon, Inc.                                                    236,358
        30   East Japan Railway Co.                                         160,586
    35,000   Fujitsu, Ltd.                                                  326,252
    40,000   Hitachi, Ltd.                                                  336,374
         1   JAPAN TOBACCO, Inc.                                              7,241
    12,000   Kao Corp.                                                      280,365
     1,100   KYOCERA Corp.                                                   82,381
        51   Mizuho Holdings, Inc.                                          195,871
    49,000   Nikko Securities                                               307,377
    61,000   Nissan Motor Co., Ltd.                                         418,771
        16   NTT Mobile Communications Network, Inc.                        221,475
     2,100   Orix Corp.                                                     177,268
     6,300   Sony Corp.                                                     310,010
    44,000   Sumitomo Mitsui Banking Corp.                                  314,738
    34,000   Sumitomo Trust & Banking Co., Ltd.                             196,960
     9,500   Toyota Motor Corp.                                             313,170
    12,000   Yamanouchi Pharmaceutical Co., Ltd.                            332,213
                                                                     --------------
                                                                          4,339,590
-------------------------------------------------------------------------------------
Netherlands  12.1%
    27,000   ABN AMRO Holdings NV                                           477,234
    10,200   Akzo Nobel NV                                                  426,298
     6,200   Fortis NV                                                      161,748
     7,537   Heineken NV                                                    297,648
     7,500   ING Groep NV                                                   244,513
    17,236   Koninklijke Philips Electronics NV                             482,102
     7,300   Wolters Kluwer NV                                              193,577
                                                                     --------------
                                                                          2,283,120
-------------------------------------------------------------------------------------
Portugal  1.4%
    37,730   Portugal Telecom SA                                            270,522
-------------------------------------------------------------------------------------
Singapore  2.6%
    30,000   Overseas-Chinese Banking Corp., Ltd.                           189,673
    52,896   United Overseas Bank, Ltd.                                     308,030
                                                                     --------------
                                                                            497,703

    See Notes to Financial Statements                                     69

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Spain  3.2%
    21,900   Endesa SA                                               $      357,564
    20,322   Telefonica SA                                                  247,649
                                                                     --------------
                                                                            605,213
-------------------------------------------------------------------------------------
Sweden  3.2%
    16,100   Electrolux AB, Ser. B                                          241,735
    29,500   Investor AB                                                    366,563
                                                                     --------------
                                                                            608,298
-------------------------------------------------------------------------------------
Switzerland  2.4%
     1,302   ABB, Ltd.                                                       14,428
     3,180   Roche Holdings AG                                              241,983
       576   Zurich Financial Services AG                                   190,989
                                                                     --------------
                                                                            447,400
-------------------------------------------------------------------------------------
United Kingdom  19.7%
    63,100   BP Amoco PLC                                                   524,706
    47,000   BAE Systems Holdings PLC                                       250,672
    60,540   British Telecommunications PLC                                 421,025
    39,000   Cadbury Schweppes PLC                                          265,667
    36,800   Diageo PLC                                                     378,119
     6,789   Glaxosmithkline PLC                                            196,112
    23,420   Great Universal Stores PLC                                     208,265
    46,300   HSBC Holdings PLC                                              536,105
   164,200   Invensys PLC                                                   198,901
    25,100   National Grid Group PLC                                        169,908
    78,300   Tesco PLC                                                      280,079
   133,200   Vodafone AirTouch PLC                                          291,379
                                                                     --------------
                                                                          3,720,938
                                                                     --------------
             Total long-term investments
              (cost $21,982,962)                                         18,317,968
                                                                     --------------

    70                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.2%
-------------------------------------------------------------------------------------
U. S. Government Securities
              United States Treasury Bills
$         5   3.475%, 8/16/01                                        $        4,993
          5   3.4805%, 8/16/01                                                4,993
          5   3.535%, 8/16/01                                                 4,993
          5   3.5375%, 8/16/01                                                4,992
         30   3.45%, 9/20/01                                                 29,856
          5   3.465%, 9/20/01                                                 4,976
         50   3.475%, 9/20/01                                                49,759
        130   3.48%, 9/20/01                                                129,372
        115   3.485%, 9/20/01                                               114,443
         40   3.527%, 9/20/01                                                39,804
         35   3.535%, 9/20/01                                                34,828
                                                                     --------------
              Total short-term investments
               (cost $423,009)                                              423,009
                                                                     --------------
              Total Investments  99.0%
               (cost $22,405,971; Note 4)                                18,740,977
              Other assets in excess of liabilities  1.0%                   180,623
                                                                     --------------
              Net Assets  100%                                       $   18,921,600
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
AB--Antiebolay (Swedish Stock Company).
ADR--American Depository Receipts.
AG--Aktiengesellschaft (German Stock Company).
NV--Naamkee Vennootachap (Dutch Corporation).
Oy--Osakeyhrio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa par Atione (Italian Corporation).
    See Notes to Financial Statements                                     71

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.
The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of July 31, 2001 was as follows:

Banks.....................................................................   12.7%
Financial Services........................................................   10.2
Telecommunications........................................................    9.1
Oil & Gas Exploration & Production........................................    7.4
Pharmaceuticals...........................................................    6.7
Insurance.................................................................    6.3
Electronics...............................................................    6.0
Food & Beverages..........................................................    5.0
Diversified Operations....................................................    4.3
Automobiles & Trucks......................................................    3.9
Retail....................................................................    2.6
Chemicals.................................................................    2.3
Computers.................................................................    2.2
U.S. Treasury Securities..................................................    2.2
Waste Management..........................................................    2.1
Industrial Conglomerates..................................................    1.9
Utilities.................................................................    1.9
Diversified Consumer Products.............................................    1.5
Industrial Machinery......................................................    1.4
Aerospace/Defense.........................................................    1.3
Consumer Durable Goods....................................................    1.3
Office Equipment & Supplies...............................................    1.2
Engineering & Equipment...................................................    1.1
Paper & Forest Products...................................................    1.0
Publishing................................................................    1.0
Leasing...................................................................    0.9
Transportation............................................................    0.8
Containers & Packaging....................................................    0.7
                                                                            -----
                                                                             99.0
Other assets in excess of liabilities.....................................    1.0
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    72                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2001

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  117.6%
Corporate Bonds  8.2%
-----------------------------------------------------------------------------------
Banking  0.9%
                                 United States Bancorp M.T.N.,
A1              $      500       4.18%, 3/6/03                          $       501,717
-----------------------------------------------------------------------------------
Commercial Services  1.1%
                                 Cox Enterprises, Inc., F.R.N.,
Baa1                   600       4.579%, 5/1/03                                 603,070
-----------------------------------------------------------------------------------
Communications  1.3%
                                 British Telecom PLC,
Baa1                   700       5.185%, 12/15/03                               711,630
-----------------------------------------------------------------------------------
Financial Services  3.0%
                                 Bears Stearns Cos., Inc. F.R.N.,
A2                     400       4.56%, 11/30/04                                400,664
                                 Ford Motor Credit Corp., F.R.N.,
A2                     500       6.75%, 5/15/05                                 521,540
                                 Ford Motor Credit Corp.,
A2                     500       4.727%, 3/8/04                                 504,768
                                 Heller Financial, Inc., M.T.N.,
A3                     200       6.50%, 7/22/02                                 204,588
                                                                        ---------------
                                                                              1,631,560
-----------------------------------------------------------------------------------
Telecommunications  1.9%
                                 France Telecom SA,
A3                     600       7.75%, 3/1/11                                  631,530
                                 TCI Communications, Inc.,
A3                     400       6.375%, 5/1/03                                 408,708
                                                                        ---------------
                                                                              1,040,238
                                                                        ---------------
                                 Total corporate bonds                        4,488,215
                                                                        ---------------

    See Notes to Financial Statements                                     73

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
Asset Backed Securities  8.8%
                                 Advanta Mortgage Loan Trust,
                                    Series 1999-4,
Aaa             $      150       4.167%, 11/25/29                       $       150,582
                                 Amortizing Residential Collateral
                                    Trust,
Aaa                    231       4.065%, 9/25/30                                231,620
                                 Bayview Financial Mortgage Loan
                                    Trust,
Aaa                    323       4.195%, 7/25/30                                323,319
Aaa                    300       4.195%, 11/25/30                               301,313
                                 Bear Stearns Adjustable Rate Morgage
                                    Trust,
Aaa                    209       7.49%, 12/25/30                                213,731
                                 Chase Funding Mortgage Loan,
AAAPound               249       4.012%, 10/25/30                               248,362
                                 Countrywide Mortgage Backed
                                    Security,
Aaa                    758       7.50%, 4/25/27                                 783,433
                                 GMAC Mortgage Trust,
AAAPound               374       4.79%, 9/20/04                                 373,838
                                 Impac Secured Assets CMN Owner
                                    Trust,
AAAPound               181       4.492%, 10/25/30                               181,487
                                 Norwest Asset Securities Corp.,
AAAPound               485       6.75%, 10/25/28                                481,598
                                 Novastar Mortgage Funding Trust,
Aaa                    266       4.142%, 1/25/31                                266,140
                                 PNC Mortgage Securities Corp.,
AAAPound               198       4.262%, 12/25/30                               198,063
                                 Residential Asset Mortgage Products,
                                    Inc.,
AAAPound               193       4.095%, 9/25/30                                194,777
                                 Salomon Brothers Mortgage
                                    Securities,
Aaa                    143       7.597%, 11/25/30                               144,456
                                 Starwood Commercial Mortgage Trust,
Aaa                    411       6.60%, 2/3/09                                  426,697
                                 Washington Mutual Mortgage Loan
                                    Trust,
Aaa                    264       6.947%, 1/25/41                                268,021
                                                                        ---------------
                                 Total asset backed securities                4,787,437
                                                                        ---------------

    74                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
Municipals  2.2%
                                 Carolina Power & Light Co., F.R.N.,
Baa1            $      300       4.225%, 7/29/02(c)                     $       298,417
                                 Chicago M.B.I.A., Ser. A,
Aaa                    500       5.00%, 1/1/41(c)                               474,485
                                 Denton Util. Sys. Rev.,
                                    M.B.I.A., Ser. 428
Aaa                    150       7.28%, 8/1/29(c)                               144,048
                                 Houston Ind Sch Dist.,
Aaa                    300       4.75%, 2/15/26(c)                              278,655
                                                                        ---------------
                                 Total municipals                             1,195,605
                                                                        ---------------
-----------------------------------------------------------------------------------
U.S. Government Agency Mortgage Backed Securities  60.1%
                                 Federal Home Loan Mortgage Corp.,
Aaa                    484       5.50%, 1/1/30(c)                               462,600
Aaa                  1,000       6.00% TBA(a)(b)                                979,060
Aaa                    176       8.00%, 12/15/24(c)                             177,743
                                 Federal National Mortgage Assn.,
Aaa                    264       4.42%, 8/18/30(c)                              264,646
Aaa                  7,000       6.00%, TBA(a)(b)                             6,846,910
Aaa                    503       6.50%, 6/1/31(c)                               461,749
Aaa                  1,000       6.625%, 9/15/09(c)                           1,064,690
Aaa                  8,000       7.00%, TBA(a)(b)                             8,592,480
Aaa                  1,000       7.00%, TBA(a)(b)                             1,017,500
Aaa                  4,100       7.50%, TBA(a)(b)                             4,219,146
                                 Government National Mortgage Assn.,
Aaa                    217       4.228%, 9/20/30(c)                             217,543
Aaa                    293       4.28%, 10/16/30(c)                             294,766
Aaa                    666       7.50%, 11/20/29(c)                             682,398
Aaa                  2,100       7.50%, TBA(a)(b)                             2,172,849
Aaa                  1,600       8.00%, TBA(a)(b)                             1,667,318
Aaa                  1,590       8.50%, 11/15/29 - 12/15/30(c)                1,668,536
Aaa                  2,000       8.50%, TBA(a)(b)                             2,098,760
                                                                        ---------------
                                 Total U.S. government agency
                                    mortgage backed securities               32,888,694
                                                                        ---------------

    See Notes to Financial Statements                                     75

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
U.S. Government Securities  25.3%
                                 United States Treasury Bonds,
Aaa             $    1,000       Zero Coupon, 5/15/18 (Strip)(c)        $       379,220
Aaa                  4,900       Zero Coupon, 2/15/19 (Strip)(c)              1,774,780
Aaa                  1,200       7.50%, 11/15/16(c)                           1,445,808
                                 United States Treasury Notes,
Aaa                  2,243       3.375%, 1/15/07(c)                           2,281,415
Aaa                  1,000       5.75%, 11/15/05(c)                           1,048,120
Aaa                  2,000       6.125%, 8/15/07(c)                           2,143,440
Aaa                  4,100       6.50%, 2/15/10(c)                            4,521,521
Aaa                    200       6.75%, 5/15/05(c)                              216,156
                                                                        ---------------
                                 Total U.S. Government Securities            13,810,460
                                                                        ---------------
-----------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS  13.0%
                                 Brazilian Government Bonds,
B1                     200       5.437%, 4/15/06                                174,445
                                 German Government Bonds,
Aaa                  1,000       4.125%, 8/27/04                                871,989
Aaa                  2,800       5.25%, 1/4/08                                2,520,516
Aaa                  2,800       6.00%, 7/4/07                                2,619,231
Aaa                    120       6.25%, 1/4/24                                  113,816
Aaa                    300       6.25%, 1/4/30                                  290,446
Aaa                    270       6.50%, 7/4/27                                  267,354
                                 Egyptian Government Bonds,
Ba1                    250       8.75%, 7/11/11                                 249,000
                                                                        ---------------
                                 Total foreign government obligations         7,106,797
                                                                        ---------------
                                 Total long-term investments
                                    (cost $64,173,338)                       64,277,208
                                                                        ---------------
SHORT-TERM INVESTMENTS  21.5%
-----------------------------------------------------------------------------------
Commercial Paper  1.8%
                                 General Electric Capital Corp.,
P-1                    300       3.70%, 10/31/01(c)                             297,194
P-1                    400       3.71%, 8/22/01(c)                              399,134

    76                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
                                 UBS Finance Inc.,
P-1             $      300       3.75%, 8/15/01(c)                      $       299,563
                                                                        ---------------
                                 Total commercial paper                         995,891
                                                                        ---------------
-----------------------------------------------------------------------------------
Corporate Bonds  7.3%
-----------------------------------------------------------------------------------
Aerospace/Defense  0.9%
                                 Raytheon Co.,
Baa3                   500       4.63%, 3/1/02                                  500,065
-----------------------------------------------------------------------------------
Automobiles  0.7%
                                 Daimlerchrysler F.R.N.,
A3                     400       7.125%, 3/1/02                                 405,184
-----------------------------------------------------------------------------------
Communications  1.7%
                                 Dominion Resources, Inc., F.R.N.,
Baa1                   400       4.54%, 9/16/02(c)                              401,675
                                 Sprint Capital Corp. M.T.N.,
Baa1                   500       4.36%, 11/15/01                                500,305
                                                                        ---------------
                                                                                901,980
-----------------------------------------------------------------------------------
Financial Services  1.7%
                                 American General Finance Corp.
                                    M.T.N.,
A2                     400       6.875%, 12/14/01(c)                            404,750
                                 Morgan Stanley Dean Witter,
Aa3                    500       3.83%, 1/28/02                                 500,454
                                                                        ---------------
                                                                                905,204
-----------------------------------------------------------------------------------
Utilities-Electric & Gas  2.3%
                                 Central Power & Light Co. F.R.N.,
Baa1                   500       4.676%, 11/23/01                               500,298

    See Notes to Financial Statements                                     77

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Public Service Enterprise Group,
                                    Inc.,
Baa2            $      300       4.915%, 5/21/02                        $       300,304
                                 Southern California Edison Co.,
Caa2                   200       6.513%, 5/1/02                                 161,000
                                 Texas Utilities Electric Co.,
A3                     300       4.537%, 12/20/02                               300,266
                                                                        ---------------
                                                                              1,261,868
                                                                        ---------------
                                 Total corporate bonds                        3,974,301
                                                                        ---------------
-----------------------------------------------------------------------------------
U.S. Government Agency Mortgage Backed Securities  10.5%
                                 Federal Home Loan Mortgage Corp.,
P-1                    400       3.45%, 10/31/01(c)                             396,512
P-1                    800       3.52%, 11/9/01(c)                              792,178
P-1                    800       3.54%, 10/19/01(c)                             793,785
P-1                    400       3.58%, 9/25/01(c)                              397,812
P-1                    100       3.665%, 8/7/01(c)                               99,939
                                 Federal National Mortgage Assn.,
P-1                  3,200       3.52%, 10/18/01(c)                           3,175,595
P-1                    100       3.63%, 12/20/01(c)                              98,578
                                                                        ---------------
                                 Total U.S. Government agency
                                    mortgage backed securities                5,754,399
                                                                        ---------------
-----------------------------------------------------------------------------------
Repurchase Agreement  1.9%
                     1,035       State Street Bank & Trust Co.,
                                 2.00%, dated 7/31/01, due 8/1/01 in
                                    the amount of $1,035,058 (cost
                                    $1,035,000 collateralized by
                                    $860,000 U.S. Treasury Notes,
                                    7.25%. 8/15/22, value of
                                    collateral including accrued
                                    interest is $1,056,022)                   1,035,000
                                                                        ---------------
                                 Total short-term investments
                                    (cost $10,886,172)                       11,759,591
                                                                        ---------------

    78                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2001  Cont'd.

              Contracts        Description                              Value (Note 1)
---------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED  0.3%
                               United States Treasury Notes
                                  expiring 8/1/01 @ $93.83
              $    1,600          (cost $155,250)                       $       147,712
                                                                        ---------------
                               Total Investments  139.4%
                                  (cost US $75,214,760; Note 4)              76,184,511
                               Liabilities in excess of other
                                  assets  (39.4%)                           (21,544,377)
                                                                        ---------------
                               Net Assets  100%                         $    54,640,134
                                                                        ---------------
                                                                        ---------------

------------------------------
Pound Standard & Poor's Rating.
(a) Non-income producing security.
(b) TBA - Securities purchased on a forward commitment basis.
(c) All or a portion of security segregated as collateral for TBA.
F.R.N.--Floating Rate Note.
M.B.I.A.--Municipal Bond Association Insurance
M.T.N.--Medium-Term Notes.
PLC--Public Limited Company
SA--Societe Anonyme
The Fund's current Statement of Additional Information contains a desciption of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     79

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $225,639,221)                           $   195,363,933
Cash                                                                          2,443
Receivable for investments sold                                             747,787
Receivable for Fund shares sold                                             460,381
Dividends and interest receivable                                            23,460
                                                                 ------------------
      Total assets                                                      196,598,004
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                         4,190,740
Payable for Fund shares repurchased                                       1,261,610
Accrued expenses and other liabilities                                      243,380
Distribution fee payable                                                    141,503
Management fee payable                                                      113,863
                                                                 ------------------
      Total liabilities                                                   5,951,096
                                                                 ------------------
NET ASSETS                                                          $   190,646,908
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $        22,819
   Paid-in capital, in excess of par                                    249,053,698
                                                                 ------------------
                                                                        249,076,517
   Accumulated net realized loss                                        (28,154,321)
   Net unrealized depreciation on investments                           (30,275,288)
                                                                 ------------------
Net assets, July 31, 2001                                           $   190,646,908
                                                                 ------------------
                                                                 ------------------

    80                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $    33,180,408
   Shares of beneficial interest issued and outstanding                   3,927,938
   Net asset value and redemption price per share                             $8.45
   Maximum sales charge (5% of offering price)                                  .44
                                                                 ------------------
   Maximum offering price to public                                           $8.89
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $    59,451,835
   Shares of beneficial interest issued and outstanding                   7,131,989
   Net asset value, offering price and redemption price per
      share                                                                   $8.34
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $    98,014,665
   Shares of beneficial interest issued and outstanding                  11,758,733
   Net asset value and redemption price per share                             $8.34
   Sales charge (1% of offering price)                                          .08
                                                                 ------------------
   Offering price to public                                                   $8.42
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     81

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $45,779,180)                            $    50,083,531
Receivable for Fund shares sold                                             180,834
Receivable for investments sold                                              58,152
Dividends and interest receivable                                            43,565
Due from manager                                                             29,288
                                                                 ------------------
      Total assets                                                       50,395,370
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                           144,825
Payable for Fund shares repurchased                                         111,389
Accrued expenses                                                             78,258
Distribution fee payable                                                     35,656
                                                                 ------------------
      Total liabilities                                                     370,128
                                                                 ------------------
NET ASSETS                                                          $    50,025,242
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $         4,561
   Paid-in capital, in excess of par                                     45,505,506
                                                                 ------------------
                                                                         45,510,067
   Accumulated net realized gain on investments                             210,824
   Net unrealized appreciation on investments                             4,304,351
                                                                 ------------------
Net assets, July 31, 2001                                           $    50,025,242
                                                                 ------------------
                                                                 ------------------

    82                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $    10,090,668
   Shares of beneficial interest issued and outstanding                     916,522
   Net asset value and redemption price per share                            $11.01
   Maximum sales charge (5% of offering price)                                 0.58
                                                                 ------------------
   Maximum offering price to public                                          $11.59
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $    21,723,657
   Shares of beneficial interest issued and outstanding                   1,982,704
   Net asset value, offering price and redemption price per
      share                                                                  $10.96
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $    18,210,917
   Shares of beneficial interest issued and outstanding                   1,662,166
   Net asset value and redemption price per share                            $10.96
   Sales charge (1% of offering price)                                         0.11
                                                                 ------------------
   Offering price to public                                                  $11.07
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     83

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $23,449,461)                            $    22,748,790
Receivable for Fund shares sold                                             105,287
Receivable for investments sold                                              66,779
Due from manager                                                             34,711
Dividends and interest receivable                                             2,980
                                                                 ------------------
      Total assets                                                       22,958,547
                                                                 ------------------
LIABILITIES
Accrued expenses and other liabilities                                       55,592
Distribution fee payable                                                     15,907
Payable for investments purchased                                            15,309
Payable for Fund shares repurchased                                          14,137
                                                                 ------------------
      Total liabilities                                                     100,945
                                                                 ------------------
NET ASSETS                                                          $    22,857,602
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $         2,470
   Paid-in capital, in excess of par                                     25,594,488
                                                                 ------------------
                                                                         25,596,958
   Accumulated net realized loss on investments                          (2,038,685)
   Net unrealized depreciation on investments                              (700,671)
                                                                 ------------------
Net assets, July 31, 2001                                           $    22,857,602
                                                                 ------------------
                                                                 ------------------

    84                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $     5,886,465
   Shares of beneficial interest issued and outstanding                     628,805
   Net asset value and redemption price per share                             $9.36
   Maximum sales charge (5% of offering price)                                  .49
                                                                 ------------------
   Maximum offering price to public                                           $9.85
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $     9,199,183
   Shares of beneficial interest issued and outstanding                     997,809
   Net asset value, offering price and redemption price per
      share                                                                   $9.22
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $     7,771,954
   Shares of beneficial interest issued and outstanding                     843,039
   Net asset value and redemption price per share                             $9.22
   Sales charge (1% of offering price)                                          .09
                                                                 ------------------
   Offering price to public                                                   $9.31
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     85

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $27,072,534)                            $    30,478,492
Cash                                                                         52,368
Receivable for Fund shares sold                                             265,386
Receivable for investments sold                                             126,509
Dividends and interest receivable                                            20,158
                                                                 ------------------
      Total assets                                                       30,942,913
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                           919,169
Accrued expenses and other liabilities                                       60,676
Payable for Fund shares repurchased                                          58,809
Management fee payable                                                       23,878
Distribution fee payable                                                     19,619
                                                                 ------------------
      Total liabilities                                                   1,082,151
                                                                 ------------------
NET ASSETS                                                          $    29,860,762
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $         2,288
   Paid-in capital, in excess of par                                     24,952,535
                                                                 ------------------
                                                                         24,954,823
   Accumulated net realized gain on investments                           1,499,981
   Net unrealized appreciation on investments                             3,405,958
                                                                 ------------------
Net assets, July 31, 2001                                           $    29,860,762
                                                                 ------------------
                                                                 ------------------

    86                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $     7,986,276
   Shares of beneficial interest issued and outstanding                     605,863
   Net asset value and redemption price per share                            $13.18
   Maximum sales charge (5% of offering price)                                  .69
                                                                 ------------------
   Maximum offering price to public                                          $13.87
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $    12,888,099
   Shares of beneficial interest issued and outstanding                     991,289
   Net asset value, offering price and redemption price per
      share                                                                  $13.00
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $     8,986,387
   Shares of beneficial interest issued and outstanding                     691,173
   Net asset value and redemption price per share                            $13.00
   Sales charge (1% of offering price)                                          .13
                                                                 ------------------
   Offering price to public                                                  $13.13
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     87

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                   International
                                                                    Equity Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $22,405,971)                            $    18,740,977
Foreign currency, at value (cost $100,536)                                   99,823
Cash                                                                            964
Receivable for investments sold                                             244,765
Receivable for Fund shares sold                                             112,048
Due from manager                                                             51,013
Dividends and interest receivable                                            41,056
                                                                 ------------------
      Total assets                                                       19,290,646
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                           170,795
Accrued expenses and other liabilities                                       94,941
Payable for Fund shares repurchased                                          88,078
Distribution fee payable                                                     13,120
Withholding tax payable                                                       2,112
                                                                 ------------------
      Total liabilities                                                     369,046
                                                                 ------------------
NET ASSETS                                                          $    18,921,600
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $         2,428
   Paid-in capital, in excess of par                                     23,654,952
                                                                 ------------------
                                                                         23,657,380
   Accumulated net investment loss                                          (37,807)
   Accumulated net realized loss on investments and foreign
      currency transactions                                              (1,032,806)
   Net unrealized depreciation on investment
      and foreign currencies                                             (3,665,167)
                                                                 ------------------
Net assets, July 31, 2001                                           $    18,921,600
                                                                 ------------------
                                                                 ------------------

    88                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                   International
                                                                    Equity Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $     4,697,809
   Shares of beneficial interest issued and outstanding                     597,081
   Net asset value and redemption price per share                             $7.87
   Maximum sales charge (5% of offering price)                                  .41
                                                                 ------------------
   Maximum offering price to public                                           $8.28
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $     6,670,218
   Shares of beneficial interest issued and outstanding                     858,745
   Net asset value, offering price and redemption price per
      share                                                                   $7.77
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $     7,553,573
   Shares of beneficial interest issued and outstanding                     972,474
   Net asset value and redemption price per share                             $7.77
   Sales charge (1% of offering price)                                          .08
                                                                 ------------------
   Offering price to public                                                   $7.85
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     89

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                    Total Return
                                                                     Bond Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $75,214,760)                            $    76,184,511
Foreign currency at value (cost $15,859)                                     15,226
Cash                                                                            583
Receivable for investments sold                                           3,545,851
Receivable for Fund shares sold                                             595,246
Interest receivable                                                         558,207
Unrealized appreciation on forward currency contracts                        10,670
                                                                 ------------------
      Total assets                                                       80,910,294
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        25,922,020
Payable for Fund shares reacquired                                          206,986
Accrued expenses                                                             43,237
Dividends payable                                                            55,706
Distribution fee payable                                                     26,972
Management fee payable                                                       15,239
                                                                 ------------------
      Total liabilities                                                  26,270,160
                                                                 ------------------
NET ASSETS                                                          $    54,640,134
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $         5,239
   Paid-in capital, in excess of par                                     53,179,914
                                                                 ------------------
                                                                         53,185,153
   Distribution in excess of net investment income                          (22,037)
   Accumulated net realized gain on investments and foreign
      currency transactions                                                 621,743
   Net unrealized appreciation on investment and foreign
      currencies                                                            855,275
                                                                 ------------------
Net assets, July 31, 2001                                           $    54,640,134
                                                                 ------------------
                                                                 ------------------

    90                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2001 Cont'd.

                                                                 Strategic Partners
                                                                    Total Return
                                                                     Bond Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $    15,205,221
   Shares of beneficial interest issued and outstanding                   1,458,169
   Net asset value and redemption price per share                            $10.43
   Maximum sales charge (4% of offering price)                                  .43
                                                                 ------------------
   Maximum offering price to public                                          $10.86
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $    25,375,802
   Shares of beneficial interest issued and outstanding                   2,432,754
   Net asset value, offering price and redemption price per
      share                                                                  $10.43
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $    14,059,111
   Shares of beneficial interest issued and outstanding                   1,347,837
   Net asset value and redemption price per share                            $10.43
   Sales charge (1% of offering price)                                          .11
                                                                 ------------------
   Offering price to public                                                  $10.54
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     91

Strategic Partners Style Specific Funds
             Statement of Operations Year Ended July 31, 2001

                                                                 Strategic Partners
                                                                ------------------
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Interest                                                      $          599,825
   Dividends                                                              1,211,641
   Less: Foreign withholding taxes                                           (1,152)
                                                                 ------------------
      Total income                                                        1,810,314
                                                                 ------------------
Expenses
   Management fee                                                         1,720,527
   Distribution fee--Class A                                                100,069
   Distribution fee--Class B                                                758,195
   Distribution fee--Class C                                              1,299,422
   Transfer agent's fees and expenses                                       230,000
   Reports to shareholders                                                  183,000
   Legal fees and expenses                                                  100,000
   Custodian's fees and expenses                                            156,000
   Registration fees                                                        150,000
   Amortization of offering expenses                                         73,692
   Trustees' fees and expenses                                               30,000
   Audit fees                                                                17,000
   Miscellaneous                                                             10,025
                                                                 ------------------
      Total expenses                                                      4,827,930
   Less: Expense subsidy                                                         --
                                                                 ------------------
       Net expenses                                                       4,827,930
                                                                 ------------------
Net investment income (loss)                                             (3,017,616)
                                                                 ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                              (20,743,039)
   Foreign currency transactions                                                 --
   Swaps                                                                         --
                                                                 ------------------
                                                                        (20,743,039)
                                                                 ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                          (88,565,197)
   Foreign currencies                                                            --
   Swaps                                                                         --
                                                                 ------------------
                                                                        (88,565,197)
                                                                 ------------------
Net gain (loss)                                                        (109,308,236)
                                                                 ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                       $     (112,325,852)
                                                                 ------------------
                                                                 ------------------

    92                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Operations Year Ended July 31, 2001 Cont'd.

                               Strategic Partners
--------------------------------------------------------------------------------------
   Large            Small            Small
Capitalization   Capitalization   Capitalization   International    Total Return
 Value Fund      Growth Fund       Value Fund      Equity Fund       Bond Fund
--------------------------------------------------------------------------------------
$     73,126     $     50,546     $     78,204     $     31,318     $  2,149,320
     901,292           33,445          253,682          390,560               --
        (629)              --               --          (49,261)              --
------------     ------------     ------------     ------------     ------------
     973,789           83,991          331,886          372,617        2,149,320
------------     ------------     ------------     ------------     ------------
     285,632          154,939          142,513          160,846          175,710
      18,913           12,773           13,954           11,585           26,693
     171,884           92,435           84,315           70,889          123,953
     160,510           77,816           63,460           83,830           59,533
      54,000           40,000           39,000           34,000           50,000
      38,000           29,000           16,000           33,000           17,000
       8,000           10,000           10,000           15,000           12,000
     169,000          154,000          154,000          173,000           81,000
      52,000           52,000           46,000           41,000           13,000
      12,979           12,979           12,979           12,979           12,979
      12,000           11,000           13,000            9,150           13,000
      17,000           16,000           16,000           23,000           16,000
       1,712            1,456            1,563            1,985              418
------------     ------------     ------------     ------------     ------------
   1,001,630          664,398          612,784          670,264          601,286
     (79,046)         (60,825)        (135,373)        (152,133)        (109,972)
------------     ------------     ------------     ------------     ------------
     922,584          603,573          477,411          518,131          491,314
------------     ------------     ------------     ------------     ------------
      51,205         (519,582)        (145,525)        (145,514)       1,658,006
------------     ------------     ------------     ------------     ------------
     894,762       (2,025,178)       1,687,787         (931,529)         755,449
          --               --               --          (61,015)         226,470
          --               --               --               --           (3,220)
------------     ------------     ------------     ------------     ------------
     894,762       (2,025,178)       1,687,787         (992,544)         978,699
------------     ------------     ------------     ------------     ------------
   5,665,604       (2,196,739)       2,593,699       (3,681,137)         853,944
          --               --               --            4,367         (119,452)
          --               --               --               --           (5,042)
------------     ------------     ------------     ------------     ------------
   5,665,604       (2,196,739)       2,593,699       (3,676,770)         729,450
------------     ------------     ------------     ------------     ------------
   6,560,366       (4,221,917)       4,281,486       (4,669,314)       1,708,149
------------     ------------     ------------     ------------     ------------
$  6,611,571     $ (4,741,499)    $  4,135,961     $ (4,814,828)    $  3,366,155
------------     ------------     ------------     ------------     ------------
------------     ------------     ------------     ------------     ------------

    See Notes to Financial Statements                                     93

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets

                                                       Strategic Partners
                                                Large Capitalization Growth Fund
                                              -------------------------------------
                                                  Year         November 3, 1999(a)
                                                  Ended              Through
                                              July 31, 2001       July 31, 2000
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income (loss)               $  (3,017,616)   $         (1,987,450)
   Net realized gain (loss) on investment
      and
      foreign currency transactions             (20,743,039)             (7,411,282)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign
      currencies                                (88,565,197)             58,289,909
                                              -------------    --------------------
   Net increase (decrease) in net assets
      resulting
      from operations                          (112,325,852)             48,891,177
                                              -------------    --------------------
Dividends and distributions
   Dividends from net investment income
   Class A                                               --                      --
   Class B                                               --                      --
   Class C                                               --                      --
                                              -------------    --------------------
      Total dividends from net investment
      income                                             --                      --
                                              -------------    --------------------
   Distributions in excess of net
      investment income
   Class A                                               --                      --
   Class B                                               --                      --
   Class C                                               --                      --
                                              -------------    --------------------
      Total distributions in excess of net
      investment income                                  --                      --
                                              -------------    --------------------
   Distributions from net realized capital
      gains
   Class A                                               --                      --
   Class B                                               --                      --
   Class C                                               --
                                              -------------    --------------------
      Total distributions from net realized
      capital gains                                      --                      --
                                              -------------    --------------------
Fund share transactions (net of share
   conversions)
   Net proceeds from shares sold                104,160,689             245,996,764
   Net asset value of shares to
      shareholders issued
      in reinvestment of dividends and
      distributions                                      --                      --
   Cost of shares reacquired                    (60,421,078)            (35,672,792)
                                              -------------    --------------------
   Net increase (decrease) in net assets
      from Fund share transactions               43,739,611             210,323,972
                                              -------------    --------------------
      Total increase (decrease)                 (68,586,241)            259,215,149
NET ASSETS
Beginning of period                             259,233,149                  18,000
                                              -------------    --------------------
End of period                                 $ 190,646,908    $        259,233,149
                                              -------------    --------------------
                                              -------------    --------------------
------------------------------
(a) Commencement of investment operations.

    94                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets Cont'd.

           Strategic Partners                            Strategic Partners
     Large Capitalization Value Fund              Small Capitalization Growth Fund
-----------------------------------------     -----------------------------------------
      Year           November 3, 1999(a)            Year           November 3, 1999(a)
     Ended                 Through                 Ended                 Through
 July 31, 2001          July 31, 2000          July 31, 2001          July 31, 2000
---------------------------------------------------------------------------------------------
$         51,205     $              8,977     $       (519,582)    $           (341,952)
         894,762                 (422,443)          (2,025,178)               2,085,580
       5,665,604               (1,361,253)          (2,196,739)               1,496,068
----------------     --------------------     ----------------     --------------------
       6,611,571               (1,774,719)          (4,741,499)               3,239,696
----------------     --------------------     ----------------     --------------------
         (62,463)                  (8,977)                  --                       --
              --                       --                   --                       --
              --                       --                   --                       --
----------------     --------------------     ----------------     --------------------
         (62,463)                  (8,977)                  --                       --
----------------     --------------------     ----------------     --------------------
              --                     (393)                  --                       --
         (31,341)                 (13,063)                  --                       --
         (30,018)                 (23,337)                  --                       --
----------------     --------------------     ----------------     --------------------
         (61,359)                 (36,793)                  --                       --
----------------     --------------------     ----------------     --------------------
         (39,450)                      --             (386,775)                      --
         (94,023)                      --             (769,759)                      --
         (90,053)                      --             (656,718)                      --
----------------     --------------------     ----------------     --------------------
        (223,526)                      --           (1,813,252)                      --
----------------     --------------------     ----------------     --------------------
      23,144,306               40,139,297           11,707,280               25,578,512
         330,184                   42,947            1,753,959                       --
      (9,138,872)              (8,954,354)          (4,963,258)              (7,921,836)
----------------     --------------------     ----------------     --------------------
      14,335,618               31,227,890            8,497,981               17,656,676
----------------     --------------------     ----------------     --------------------
      20,599,841               29,407,401            1,943,230               20,896,372
      29,425,401                   18,000           20,914,372                   18,000
----------------     --------------------     ----------------     --------------------
$     50,025,242     $         29,425,401     $     22,857,602     $         20,914,372
----------------     --------------------     ----------------     --------------------
----------------     --------------------     ----------------     --------------------

    See Notes to Financial Statements                                     95

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets

                                                         Strategic Partners
                                                  Small Capitalization Value Fund
                                                 ----------------------------------
                                                    Year
                                                    Ended       November 3, 1999(a)
                                                  July 31,            Through
                                                    2001           July 31, 2000
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income (loss)                  $  (145,525)   $          (170,028)
   Net realized gain (loss) on investment and
      foreign currency transactions                1,687,787                612,051
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                           2,593,699                812,259
                                                 -----------    -------------------
   Net increase (decrease) in net assets
      resulting from operations                    4,135,961              1,254,282
                                                 -----------    -------------------
Dividends and distributions
   Dividends from net investment income
   Class A                                                --                     --
   Class B                                                --                     --
   Class C                                                --                     --
                                                 -----------    -------------------
      Total dividends from net investment
      income                                              --                     --
                                                 -----------    -------------------
   Distributions in excess of net investment
      income
   Class A                                                --                     --
   Class B                                                --                     --
   Class C                                                --                     --
                                                 -----------    -------------------
      Total distributions in excess of net
      investment income                                   --                     --
                                                 -----------    -------------------
   Distributions from net realized capital
      gains
   Class A                                          (143,029)                    --
   Class B                                          (224,678)                    --
   Class C                                          (174,050)                    --
                                                 -----------    -------------------
      Total distributions from net realized
      capital gains                                 (541,757)                    --
                                                 -----------    -------------------
Fund share transactions (net of share
   conversions)
   Net proceeds from shares sold                  18,405,658             18,398,192
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  515,443                     --
   Cost of shares reacquired                      (6,250,499)            (6,074,518)
                                                 -----------    -------------------
   Net increase in net assets from Fund share
      transactions                                12,670,602             12,323,674
                                                 -----------    -------------------
      Total increase                              16,264,806             13,577,956
NET ASSETS
Beginning of period                               13,595,956                 18,000
                                                 -----------    -------------------
End of period                                    $29,860,762    $        13,595,956
                                                 -----------    -------------------
                                                 -----------    -------------------
------------------------------
(a) Commencement of investment operations.

    96                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets Cont'd.

        Strategic Partners                       Strategic Partners
     International Equity Fund                 Total Return Bond Fund
-----------------------------------     -------------------------------------
   Year                                     Year
   Ended        November 3, 1999(a)        Ended         November 3, 1999(a)
 July 31,             Through             July 31,             Through
   2001            July 31, 2000            2001            July 31, 2000
-----------------------------------------------------------------------------------
$  (145,514)    $          (186,379)    $  1,658,006     $            834,302
   (992,544)               (120,267)         978,699                 (137,927)
 (3,676,770)                 11,603          729,450                  125,825
-----------     -------------------     ------------     --------------------
 (4,814,828)               (295,043)       3,366,155                  822,200
-----------     -------------------     ------------     --------------------
         --                      --         (541,218)                (407,199)
         --                      --         (754,775)                (229,611)
         --                      --         (362,013)                (197,492)
-----------     -------------------     ------------     --------------------
         --                      --       (1,658,006)                (834,302)
-----------     -------------------     ------------     --------------------
         --                      --               --                   (9,630)
         --                      --               --                   (4,481)
         --                      --               --                   (4,857)
-----------     -------------------     ------------     --------------------
         --                      --               --                  (18,968)
-----------     -------------------     ------------     --------------------
         --                      --          (77,787)                      --
         --                      --         (144,106)                      --
         --                      --          (61,676)                      --
-----------     -------------------     ------------     --------------------
         --                      --         (283,569)                      --
-----------     -------------------     ------------     --------------------
  9,848,719              35,128,516       40,952,721               37,908,566
         --                      --        1,691,762                  721,940
 (6,775,550)            (14,188,214)     (14,891,363)             (13,147,002)
-----------     -------------------     ------------     --------------------
  3,073,169              20,940,302       27,753,120               25,483,504
-----------     -------------------     ------------     --------------------
 (1,741,659)             20,645,259       29,177,700               25,452,434
 20,663,259                  18,000       25,462,434                   10,000
-----------     -------------------     ------------     --------------------
$18,921,600     $        20,663,259     $ 54,640,134     $         25,462,434
-----------     -------------------     ------------     --------------------
-----------     -------------------     ------------     --------------------

    See Notes to Financial Statements                                     97

Strategic Partners Style Specific Funds
             Financial Highlights

                                                     Strategic Partners
                                              Large Capitalization Growth Fund
                                          -----------------------------------------
                                                           Class A
                                          -----------------------------------------
                                                Year            November 3, 1999(a)
                                               Ended                  Through
                                           July 31, 2001           July 31, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $          13.19      $             10.00
                                          ----------------      -------------------
Income from investment operations
Net investment loss                                   (.06)                    (.06)
Net realized and unrealized gain on
   investment transactions                           (4.68)                    3.25
                                          ----------------      -------------------
      Total from investment
      operations                                     (4.74)                    3.19
                                          ----------------      -------------------
Net asset value, end of period            $           8.45      $             13.19
                                          ----------------      -------------------
                                          ----------------      -------------------
TOTAL INVESTMENT RETURN(b)                          (35.94)%                  31.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $         33,180      $            38,227
Average net assets (000)                  $         40,028      $            28,788
Ratios to average net assets:
   Expenses, including distribution
      and service
      (12b-1) fees                                    1.34%                    1.17%(c)
   Expenses, excluding distribution
      and service
      (12b-1) fees                                    1.09%                     .92%(c)
   Net investment loss                                (.60)%                   (.62)%(c)
For Class A, B and C shares
  Portfolio turnover rate                               64%                      39%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
    98                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                 Strategic Partners
                          Large Capitalization Growth Fund
-------------------------------------------------------------------------------------
                Class B                                      Class C
----------------------------------------     ----------------------------------------
      Year           November 3, 1999(a)           Year           November 3, 1999(a)
     Ended                 Through                Ended                 Through
 July 31, 2001          July 31, 2000         July 31, 2001          July 31, 2000
-------------------------------------------------------------------------------------------

$          13.11     $             10.00     $          13.11     $             10.00
----------------     -------------------     ----------------     -------------------
            (.15)                   (.12)                (.15)                   (.12)
           (4.62)                   3.23                (4.62)                   3.23
----------------     -------------------     ----------------     -------------------
           (4.77)                   3.11                (4.77)                   3.11
----------------     -------------------     ----------------     -------------------
$           8.34     $             13.11     $           8.34     $             13.11
----------------     -------------------     ----------------     -------------------
----------------     -------------------     ----------------     -------------------
          (36.38)%                 31.10%              (36.38)%                 31.10%
$         59,452     $            75,819     $         98,015     $           145,187
$         75,820     $            59,151     $        129,942     $           128,884

            2.09%                   1.92%(c)             2.09%                   1.92%(c)
            1.09%                    .92%(c)             1.09%                    .92%(c)
           (1.35)%                 (1.36)%(c)            (1.35)%                (1.32)%(c)

    See Notes to Financial Statements                                     99

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                       Strategic Partners
                                                Large Capitalization Value Fund
                                            ----------------------------------------
                                                            Class A
                                            ----------------------------------------
                                                  Year           November 3, 1999(a)
                                                  Ended                Through
                                              July 31, 2001         July 31, 2000
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $    9.33              $ 10.00
                                            -----------------         --------
Income from investment operations
Net investment income                                 .07                  .05
Net realized and unrealized gain (loss)
   on
   investment transactions                           1.77                 (.69)
                                            -----------------         --------
      Total from investment operations               1.84                 (.64)
                                            -----------------         --------
Less distributions:
   Dividends from net investment income              (.10)                (.03)
   Distributions in excess of net
      investment income                                --                   --
   Distributions from net realized
      capital gains                                  (.06)                  --
                                            -----------------         --------
      Total dividends and distributions              (.16)                (.03)
                                            -----------------         --------
Net asset value, end of period                  $   11.01              $  9.33
                                            -----------------         --------
                                            -----------------         --------
TOTAL INVESTMENT RETURN(b)                          19.84%               (6.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $  10,091              $ 5,162
Average net assets (000)                        $   7,565              $ 4,119
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                           1.65%(e)             2.36%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                           1.40%(e)             2.11%(c)
   Net investment income                              .71%(e)              .63%(c)
For Class A, B and C shares:
  Portfolio turnover rate                              46%                  58%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.84%, 2.59% and 2.59% for Class A, B and C, respectively, for the year ended July 31, 2001. The net investment income (loss) ratios would have been 0.51%, (0.22)% and (0.18)%, respectively, for the year ended July 31, 2001.

    100                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                 Strategic Partners
                           Large Capitalization Value Fund
-------------------------------------------------------------------------------------
                Class B                                      Class C
----------------------------------------     ----------------------------------------
      Year           November 3, 1999(a)           Year           November 3, 1999(a)
     Ended                 Through                Ended                 Through
 July 31, 2001          July 31, 2000         July 31, 2001          July 31, 2000
-------------------------------------------------------------------------------------------
$           9.28     $             10.00     $           9.28     $             10.00
----------------     -------------------     ----------------     -------------------
              --(d)                   --(d)                --(d)                   --(d)
            1.76                    (.70)                1.76                    (.70)
----------------     -------------------     ----------------     -------------------
            1.76                    (.70)                1.76                    (.70)
----------------     -------------------     ----------------     -------------------
              --                      --                   --                      --
            (.02)                   (.02)                (.02)                   (.02)
            (.06)                     --                 (.06)                     --
----------------     -------------------     ----------------     -------------------
            (.08)                   (.02)                (.08)                   (.02)
----------------     -------------------     ----------------     -------------------
$          10.96     $              9.28     $          10.96     $              9.28
----------------     -------------------     ----------------     -------------------
----------------     -------------------     ----------------     -------------------
           19.05%                  (7.02)%              19.05%                  (7.02)%
$         21,724     $            11,418     $         18,211     $            12,845
$         17,188     $             8,794     $         16,051     $            12,693

            2.40%(e)                3.11%(c)             2.40%(e)                3.11%(c)

            1.40%(e)                2.11%(c)             1.40%(e)                2.11%(c)
            (.02)%(e)              (.13)%(c)              .01%(e)                (.02)%(c)

    See Notes to Financial Statements                                    101

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                     Strategic Partners
                                              Small Capitalization Growth Fund
                                          -----------------------------------------
                                                           Class A
                                          -----------------------------------------
                                                Year            November 3, 1999(a)
                                               Ended                  Through
                                           July 31, 2001           July 31, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period      $          12.62       $            10.00
                                          ----------------      -------------------
Income from investment operations
Net investment loss                                   (.19)                    (.20)
Net realized and unrealized gain
   (loss) on
   investment transactions                          (2.12)                     2.82
                                          ----------------      -------------------
      Total from investment
      operations                                    (2.31)                     2.62
                                          ----------------      -------------------
Less distributions
   Distributions from net realized
      capital gains                                  (.95)                       --
                                          ----------------      -------------------
Net asset value, end of period            $           9.36       $            12.62
                                          ----------------      -------------------
                                          ----------------      -------------------
TOTAL INVESTMENT RETURN(b)                          (18.58)%                  26.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $          5,887       $            4,667
Average net assets (000)                  $          5,109       $            4,799
Ratios to average net assets:
   Expenses, including distribution
      and
      service (12b-1) fees                            2.15%(e)                 2.69%(c)
   Expenses, excluding distribution
      and
      service (12b-1) fees                            1.90%(e)                 2.44%(c)
   Net investment loss                              (1.78)%(e)                (2.10)%(c)
For Class A, B and C shares
  Portfolio turnover rate                              149%                     112%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.42%, 3.17% and 3.17% for Class A, B and C, respectively, for the year ended July 31, 2001. The net investment loss ratios would have been (2.08)%, (2.79)% and (2.78)%, respectively, for the year ended July 31, 2001.

    102                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                 Strategic Partners
                          Small Capitalization Growth Fund
-------------------------------------------------------------------------------------
                Class B                                      Class C
----------------------------------------     ----------------------------------------
      Year           November 3, 1999(a)           Year           November 3, 1999(a)
     Ended                 Through                Ended                 Through
 July 31, 2001          July 31, 2000         July 31, 2001          July 31, 2000
-------------------------------------------------------------------------------------------
$          12.54     $             10.00     $          12.54     $             10.00
----------------     -------------------     ----------------     -------------------
            (.27)                   (.19)                (.27)                   (.23)

           (2.10)                   2.73                (2.10)                   2.77
----------------     -------------------     ----------------     -------------------
           (2.37)                   2.54                (2.37)                   2.54
----------------     -------------------     ----------------     -------------------

           (.95)                      --                 (.95)                     --
----------------     -------------------     ----------------     -------------------
$           9.22     $             12.54     $           9.22     $             12.54
----------------     -------------------     ----------------     -------------------
----------------     -------------------     ----------------     -------------------
          (19.29)%                 25.40%              (19.29)%                 25.40%
$          9,199     $             8,588     $          7,772     $             7,659
$          9,243     $             5,881     $          7,782     $             6,468

            2.90%(e)                3.44%(c)             2.90%(e)                3.44%(c)

            1.90%(e)                2.44%(c)             1.90%(e)                2.44%(c)
           (2.52)%(e)              (2.94)%(c)           (2.52)%(e)              (2.90)%(c)

    See Notes to Financial Statements                                    103

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                     Strategic Partners
                                              Small Capitalization Value Fund
                                        --------------------------------------------
                                                          Class A
                                        --------------------------------------------
                                               Year              November 3, 1999(a)
                                               Ended                   Through
                                           July 31, 2001            July 31, 2000
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                  $             11.08       $            10.00
                                        -------------------      -------------------
Income from investment operations
Net investment loss                                    (.02)                    (.11)(d)
Net realized and unrealized gain on
   investment transactions                             2.49                     1.19
                                        -------------------      -------------------
      Total from investment
      operations                                       2.47                     1.08
                                        -------------------      -------------------
Less distributions:
Dividends from net realized gains                      (.37)                      --
                                        -------------------      -------------------
      Total distributions                              (.37)                      --
                                        -------------------      -------------------
Net asset value, end of period          $             13.18       $            11.08
                                        -------------------      -------------------
                                        -------------------      -------------------
TOTAL INVESTMENT RETURN(b)                            22.90%                   10.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $             7,986       $            3,863
Average net assets (000)                $             5,582       $            5,083
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                         1.80%(e)                 3.24%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                         1.55%(e)                 2.99%(c)
   Net investment loss                                 (.16)%(e)               (1.37)%(c)
For Class A, B and C shares
  Portfolio turnover rate                                54%                      34%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.46%, 3.21% and 3.21% for Class A, B and C, respectively for the year ended July 31, 2001. The net investment loss ratios would have been (.82)%, (1.58)% and (1.58)%, for Class A, B and C, respectively for the year ended July 31, 2001.

    104                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                 Strategic Partners
                           Small Capitalization Value Fund
-------------------------------------------------------------------------------------
                Class B                                      Class C
----------------------------------------     ----------------------------------------
      Year           November 3, 1999(a)           Year           November 3, 1999(a)
     Ended                 Through                Ended                 Through
 July 31, 2001          July 31, 2000         July 31, 2001          July 31, 2000
-------------------------------------------------------------------------------------------
$          11.01     $             10.00     $          11.01     $             10.00
----------------     -------------------     ----------------     -------------------
            (.08)                   (.16)(d)             (.08)                   (.17)(d)
            2.44                    1.17                 2.44                    1.18
----------------     -------------------     ----------------     -------------------
            2.36                    1.01                 2.36                    1.01
----------------     -------------------     ----------------     -------------------
            (.37)                     --                 (.37)                     --
----------------     -------------------     ----------------     -------------------
            (.37)                     --                 (.37)                     --
----------------     -------------------     ----------------     -------------------
$          13.00     $             11.01     $          13.00     $             11.01
----------------     -------------------     ----------------     -------------------
----------------     -------------------     ----------------     -------------------
           22.03%                  10.10%               22.03%                  10.10%
$         12,888     $             5,379     $          8,986     $             4,354
$          8,432     $             3,564     $          6,346     $             3,776

            2.55%(e)                3.99%(c)             2.55%(e)                3.99%(c)

            1.55%(e)                2.99%(c)             1.55%(e)                2.99%(c)
            (.92)%(e)              (2.20)%(c)            (.92)%(e)              (2.16)%(c)

    See Notes to Financial Statements                                    105

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                     Strategic Partners
                                                  International Equity Fund
                                          -----------------------------------------
                                                           Class A
                                          -----------------------------------------
                                                                    November 3,
                                                Year                  1999(a)
                                               Ended                  Through
                                           July 31, 2001           July 31, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $           9.95       $            10.00
                                          ----------------      -------------------
Income from investment operations
Net investment loss(e)                                (.01)                    (.05)
Net realized and unrealized loss on
   investment transactions                           (2.07)                      --(d)
                                          ----------------      -------------------
      Total from investment
      operations                                     (2.08)                    (.05)
                                          ----------------      -------------------
Net asset value, end of period            $           7.87       $             9.95
                                          ----------------      -------------------
                                          ----------------      -------------------
TOTAL INVESTMENT RETURN(b)                          (20.90)%                   (.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $          4,698       $            4,689
Average net assets (000)                  $          4,634       $            4,447
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                        2.00%(f)                 2.89%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                        1.75%(f)                 2.64%(c)
   Net investment loss                                (.09)%(f)                (.74)%(c)
For Classes A, B and C shares:
   Portfolio turnover rate                              40%                      40%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculated based upon average shares outstanding during the period.
(f) Net of expense subsidy. If the manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.76%, 3.51% and 3.51% for Classes A, B and C, respectively for the fiscal year ended July 31, 2001. The net investment loss ratios would have been (.90)%, (1.64)% and (1.66)%, for Classes A, B and C, respectively for the fiscal year ended July 31, 2001.

    106                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                              Strategic Partners
                           International Equity Fund
-------------------------------------------------------------------------------
               Class B                                   Class C
-------------------------------------     -------------------------------------
                       November 3,                               November 3,
      Year               1999(a)                Year               1999(a)
     Ended               Through               Ended               Through
 July 31, 2001        July 31, 2000        July 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------
$           9.89     $          10.00     $           9.89     $          10.00
----------------     ----------------     ----------------     ----------------
            (.08)                (.11)                (.08)                (.11)

          (2.04)                   --(d)             (2.04)                  --(d)
----------------     ----------------     ----------------     ----------------
           (2.12)                (.11)               (2.12)                (.11)
----------------     ----------------     ----------------     ----------------
$           7.77     $           9.89     $           7.77     $           9.89
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
          (21.44)%              (1.10)%             (21.44)%              (1.10)%
$          6,670     $          7,020     $          7,554     $          8,955
$          7,089     $          6,027     $          8,383     $          8,717

            2.75%(f)             3.64%(c)             2.75%(f)             3.64%(c)

            1.75%(f)             2.64%(c)             1.75%(f)             2.64%(c)
            (.90)%(f)           (1.45)%(c)            (.93)%(f)           (1.50)%(c)

     See Notes to Financial Statements                                    107

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                     Strategic Partners
                                                   Total Return Bond Fund
                                          -----------------------------------------
                                                           Class A
                                          -----------------------------------------
                                                Year            November 3, 1999(a)
                                               Ended                  Through
                                           July 31, 2001           July 31, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $           9.99      $             10.00
                                          ----------------      -------------------
Income from investment operations
Net investment income                                  .53                      .33
Net realized and unrealized gain on
   investment transactions                             .54                       --(d)
                                          ----------------      -------------------
      Total from investment
      operations                                      1.07                      .33
                                          ----------------      -------------------
Less distributions:
   Dividends from net investment
      income                                          (.53)                    (.33)
   Dividends in excess of net
      investment income                                 --                     (.01)
   Distribution from net realized
      capital gains                                   (.10)                      --
                                          ----------------      -------------------
      Total distributions                             (.63)                    (.34)
                                          ----------------      -------------------
Net asset value, end of period            $          10.43      $              9.99
                                          ----------------      -------------------
                                          ----------------      -------------------
TOTAL INVESTMENT RETURN(b)                           11.11%                    3.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $         15,205      $             9,875
Average net assets (000)                  $         10,677      $            11,760
Ratios to average net assets(c):
   Expenses, including distribution
      and
      service (12b-1) fees                            1.05%(e)                 1.96%(c)
   Expenses, excluding distribution
      and
      service (12b-1) fees                             .80%(e)                 1.71%(c)
   Net investment income                              5.07%(e)                 4.66%(c)
For Class A, B and C shares:
  Portfolio turnover rate                              638%                     423%

------------------------------
(a) Commencement of investment operations.
(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.36%, 1.86% and 1.86% for Classes A, B and C, respectively for the year ended July 31, 2001. The net investment income ratios would have been 4.75%, 4.26% and 4.25% for Classes A, B and C, respectively for the year ended July 31, 2001.

    108                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                 Strategic Partners
                               Total Return Bond Fund
-------------------------------------------------------------------------------------
                Class B                                      Class C
----------------------------------------     ----------------------------------------
      Year           November 3, 1999(a)           Year           November 3, 1999(a)
     Ended                 Through                Ended                 Through
 July 31, 2001          July 31, 2000         July 31, 2001          July 31, 2000
-------------------------------------------------------------------------------------------
$           9.99     $             10.00     $           9.99     $             10.00
----------------     -------------------     ----------------     -------------------
             .48                     .29                  .48                     .29
             .54                      --(d)               .54                      --(d)
----------------     -------------------     ----------------     -------------------
            1.02                     .29                 1.02                     .29
----------------     -------------------     ----------------     -------------------
            (.48)                   (.29)                (.48)                   (.29)

           (.10)                    (.01)                (.10)                   (.01)
              --                      --                   --                      --
----------------     -------------------     ----------------     -------------------
            (.58)                   (.30)                (.58)                   (.30)
----------------     -------------------     ----------------     -------------------
$          10.43     $              9.99     $          10.43     $              9.99
----------------     -------------------     ----------------     -------------------
----------------     -------------------     ----------------     -------------------
           10.57%                   2.95%               10.57%                   2.95%
$         25,376     $             9,739     $         14,059     $             5,849
$         16,527     $             7,304     $          7,938     $             6,393

            1.55%(e)                2.46%(c)             1.55%(e)                2.46%(c)

             .80%(e)                1.71%(c)              .80%(e)                1.71%(c)
            4.57%(e)                4.23%(c)             4.56%(e)                4.16%(c)

    See Notes to Financial Statements                                    109

Strategic Partners Style Specific Funds
             Notes to Financial Statements

      Strategic Partners Style Specific Funds (the 'Trust'), formerly known as Target Funds, is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of six separate funds (the 'Fund' or 'Funds'): Strategic Partners Large Capitalization Growth Fund ('Large Capitalization Growth'), Strategic Partners Large Capitalization Value Fund ('Large Capitalization Value'), Strategic Partners Small Capitalization Growth Fund ('Small Capitalization Growth'), Strategic Partners Small Capitalization Value Fund ('Small Capitalization Value'), Strategic Partners International Equity Fund ('International Equity') and Strategic Partners Total Return Bond Fund ('Total Return Bond'). The Trust did not have any activity until September 2, 1999 when it issued to Prudential Investment Fund Management ('PIFM'), for $100,000,600 Class A, Class B and Class C shares of each of Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and 334 Class A shares and 333 each of Class B and Class C shares of Total Return Bond Fund. The Fund's investment operations commenced on November 3, 1999.

      The Funds' investment objectives are as follows: Large Capitalization Growth Fund--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have growth faster than that of the S&P 500; Large Capitalization Value Fund--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth Fund--maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, have growth faster than that of the U.S. economy in general; Small Capitalization Value Fund--above average capital appreciation through investment in small company common stocks that, in the investment adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Fund--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; Total Return Bond Fund--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

      Securities Valuations:    Securities, including options, futures contracts
and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.

      Short-term securities which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are
                                                                         111

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds amortize premium and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such estimates may differ from actuals.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the amounts of dividends, interest and foreign taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

      Options:    The International Equity and the Total Return Bond Funds may
either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Funds currently own or intend to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The International Equity and the Total Return Bond Funds may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Total Return Bond Fund may enter into interest
rate swaps. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including fees. During the period

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. Net investment income, net realized gains and net assets were not affected by this change. For the period ended July 31, 2001, the application of this statement resulted in the following reclassifications:

                                               Undistributed                     Paid-in
                                                   Net         Accumulated     Capital in
                                                Investment     Net Realized     excess of
Fund                               Ref.           Income        Gain/Loss          par
-----------------------------  -------------   ------------    ------------    -----------
Large Capitalization
  Growth.....................  (b),(c)         $ 3,017,616      $       --     $(3,017,616)
Large Capitalization Value...  (b),(c)              50,948         (37,969)        (12,979)
Small Capitalization
  Growth.....................  (b),(c)             519,582           9,893        (529,475)
Small Capitalization Value...  (b),(c)             145,525        (132,546)        (12,979)
International Equity.........  (a),(b),(c)         198,349          61,015        (259,364)
Total Return Bond............  (a),(b)             (14,463)         27,442         (12,979)

------------------------------
(a) Reclass of net foreign currency gains/losses.
(b) Expenses not deductible for tax purposes.
(c) Reclass of net operating loss.

      Dividends and Distributions:    Total Return Bond declares dividends from
net investment income daily and pays such dividends monthly. All other Funds declare and pay a dividend from net investment income, if any, at least annually. Each Fund declares and pays its net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund is treated as a separate tax-paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

      Deferred Offering Expenses:    Certain costs incurred in connection with
the initial offering of shares of the Fund were approximately $402,000. These have been deferred and were amortized over a 12 month period from the date the Funds' commenced operations.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Funds, administers the Funds' affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the Fund. Effective January 2, 2001, J.P. Morgan Investment Management Inc., the subadviser of the Large Capitalization Value Fund, merged with Chase Manhattan Corp. and changed their name to J.P. Morgan Chase & Co. Effective January 31, 2001, Hotchkis and Wiley, the subadviser of the Large Capitalization Value Fund, changed their name to Mercury Advisors. Effective February 27, 2001, the Board of Trustees approved a new subadvisory agreement with Credit Suisse Asset Management, LLC for the Small Capitalization Value Fund. Each of the two advisers of the domestic equity Funds--the Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund and Small Capitalization Value Fund--manages approximately 50% of the assets of the respective Fund. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems appropriate. In addition, there is a periodic rebalancing of each Fund's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Fund will allocate assets from the better performing of the two advisers to the other.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Fund                                                          Adviser
------------------------------------------   ------------------------------------------
Large Capitalization Growth...............   Columbus Circle Investors and
                                             Oak Associates, Ltd.
Large Capitalization Value................   J.P. Morgan Investment Management, Inc.
                                             and Mercury Advisors
Small Capitalization Growth...............   SawGrass Asset Management, LLC and J.P.
                                             Morgan Fleming Asset Management USA
Small Capitalization Value................   Credit Suisse Asset Management, LLC and
                                             Lazard Asset Management
International Equity......................   Lazard Asset Management
Total Return Bond.........................   Pacific Investment Management Company

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below. From its fee, PIFM pays each adviser for its services.

                                                                       Total
Fund                                                               Management Fee
----------------------------------------------------------------   --------------
Large Capitalization Growth.....................................         .70%
Large Capitalization Value......................................         .70%
Small Capitalization Growth.....................................         .70%
Small Capitalization Value......................................         .70%
International Equity............................................         .80%
Total Return Bond...............................................         .50%

      PIFM has agreed to reimburse each Fund (except Large Capitalization Growth), the portion of the management fee for that Fund equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceed the percentage stated below, of the Fund's average daily net assets.

Fund                                                                  Expense Limit
-------------------------------------------------------------------   -------------
Large Capitalization Value
   Class A                                                                 1.65%
   Class B                                                                 2.40
   Class C                                                                 2.40
Small Capitalization Growth
   Class A                                                                 2.15
   Class B                                                                 2.90
   Class C                                                                 2.90
Small Capitalization Value
   Class A                                                                 1.80

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Fund                                                                  Expense Limit
-------------------------------------------------------------------   -------------
   Class B                                                                 2.55%
   Class C                                                                 2.55
International Equity
   Class A                                                                 2.00
   Class B                                                                 2.75
   Class C                                                                 2.75
Total Return Bond
   Class A                                                                 1.05
   Class B                                                                 1.55
   Class C                                                                 1.55

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B and C shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly.

      Pursuant to Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset of the Class A, B and C shares, respectively. Such expenses under the Plans were .25% of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively for the year ended
July 31, 2001.

      With respect to the Total Return Bond Fund, such expenses under the Plans were .75 of 1% of the average daily net assets of the Total Return Bond Fund's Class B and Class C shares for the year ended July 31, 2001.

      PIMS has advised the Fund of its receipt of front-end sales charges resulting from sales of Class A and Class C shares during the year ended July 31, 2001. These amounts are approximately as follows:

Fund                                                           Class A     Class C
------------------------------------------------------------   --------    --------
Large Capitalization Growth.................................   $253,400    $303,400
Large Capitalization Value..................................     74,000      50,000
Small Capitalization Growth.................................     32,800      32,000
Small Capitalization Value..................................     36,800      39,400
International Equity........................................     20,900      25,300
Total Return Bond...........................................     84,200      90,200

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the year ended July 31, 2001. These amounts are approximately as follows:

Fund                                                           Class B     Class C
------------------------------------------------------------   --------    --------
Large Capitalization Growth.................................   $242,700    $141,900
Large Capitalization Value..................................     39,000      28,000
Small Capitalization Growth.................................     20,100      11,900
Small Capitalization Value..................................     15,700       7,600
International Equity........................................     24,600      14,600
Total Return Bond...........................................     59,100      20,000

      PIFM and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Trust, along with other affiliated registered investment companies (the 'Companies'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Companies pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Companies. The expiration date of the SCA is March 4, 2002. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds did not borrow any amounts pursuant to the SCA during the year ended July 31, 2001. Effective September 14, 2001, the commitment under the SCA was increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment is reduced to $500 million.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Funds' transfer agent. The following amounts represent the fees incurred for the services of PMFS for the year ended July 31, 2001 as well as the fees due to PMFS as of July 31, 2001. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

                                                  Amount Incurred
                                                    for the Year
                                                   Ended July 31,     Amount Due as of
Fund                                                    2001           July 31, 2001
-----------------------------------------------   ----------------    ----------------
Large Capitalization Growth....................       $205,000            $ 19,000
Large Capitalization Value.....................         50,000               5,000
Small Capitalization Growth....................         37,300               3,800
Small Capitalization Value.....................         33,700               4,100
International Equity...........................         30,300               2,900
Total Return Bond..............................         47,300               5,400

      For the year ended July 31, 2001, Prudential Securities Incorporated, a wholly owned subsidiary of the Prudential, earned approximately $2,475, $917, $1,400 and $233 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund and Small Capitalization Value Fund, respectively.

Note 4. Fund Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2001 were as follows:

Fund                                                    Purchases        Sales
-----------------------------------------------------  ------------   ------------
Large Capitalization Growth..........................  $195,197,576   $148,056,266
Large Capitalization Value...........................    32,002,127     18,139,074
Small Capitalization Growth..........................    38,383,757     32,098,159
Small Capitalization Value...........................    21,161,191     10,461,050
International Equity.................................    10,916,263      7,739,448
Total Return Bond....................................   349,586,360    315,426,290

      At July 31, 2001, Total Return Bond had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

Foreign Currency        Current       Settlement       Unrealized
Purchase Contracts       Value       Date Payable     Appreciation
---------------------   --------     ------------     ------------
Euro currency
  expiring, 8/21/01     $330,167      $  340,837       $   10,670
                        --------     ------------     ------------
                        --------     ------------     ------------

                                                                         119

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis and unrealized appreciation (depreciation) of each of the Funds' investments, excluding written options as of July 31, 2001, were as follows:

                                                Net
                                            Unrealized
                                           Appreciation            Gross Unrealized
Fund                         Basis        (Depreciation)     Appreciation    Depreciation
-----------------------   ------------    ---------------    ------------    ------------
Large Capitalization
  Growth...............   $225,969,896     $ (30,605,963)    $ 12,136,525    $ 42,742,488
Large Capitalization
  Value................     46,089,330         3,994,201        5,958,840       1,964,639
Small Capitalization
  Growth...............     23,763,448        (1,014,658)       3,055,624       4,070,282
Small Capitalization
  Value................     27,131,161         3,347,331        4,026,962         679,631
International Equity...     22,425,201        (3,684,224)         495,866       4,180,090
Total Return Bond......     75,258,745           925,766        1,041,399         115,633

      For federal income tax purposes, Large Capitalization Growth and International Equity had a capital loss carryforward as of July 31, 2001. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Large Capitalization Growth and International Equity until future net gains have been realized in excess of such carryforward. In addition, certain portfolios are electing to treat net capital losses and/or net currency losses incurred in the nine-month period ended July 31, 2001 as having been incurred in the following year.

                                                       Post October         Post October
                                                         Currency              Capital
                                                      Losses Deferred      Losses Deferred
                                                     Nine Month Period    Nine Month Period
                       Capital Loss    Expiration          Ended                Ended
Fund                   Carryforward       Year         July 31, 2001        July 31, 2001
--------------------   ------------    ----------    -----------------    -----------------
Large Capitalization
  Growth............   $ 10,020,910    2009               $    --            $17,802,736
Small Capitalization
  Growth............        349,763    2009                    --              1,374,935
International
  Equity............         17,215    2009                37,782                996,386
Total Return Bond...             --    --                  37,733                     --

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Note 5. Capital
The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5% for each of the Funds except Class A shares of Total Return Bond Fund which are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at July 31, 2001, Prudential owns 1,000 shares of Total Return Bond Fund and 1,800 shares of Small Capitalization Growth Fund.
                                                                         121

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest during the year ended July 31, 2001 were as follows:

                                                                         Shares
                                                                        Issued/
                                                                       Reacquired
                                        Shares                            Upon
                                      Issued in                        Conversion     Net Increase
                        Shares       Reinvestment        Shares           From         in Shares
Fund                     Sold        of Dividends      Reacquired       Class B       Outstanding
------------------    ----------     ------------     ------------     ----------     ------------
Shares
------------------
Large
  Capitalization
  Growth Fund
  Class A              2,758,612              --        (2,023,680)       294,291        1,029,223
  Class B              3,163,021              --        (1,517,247)      (296,806)       1,348,968
  Class C              3,108,361              --        (2,424,215)            --          684,146
Large
  Capitalization
  Value Fund
  Class A                568,625           9,485          (232,690)        17,868          363,288
  Class B                972,828          12,091          (215,243)       (17,971)         751,705
  Class C                699,795          11,532          (434,020)            --          277,307
Small
  Capitalization
  Growth Fund
  Class A                333,072          39,009          (135,932)        22,960          259,109
  Class B                407,780          77,968          (149,476)       (23,220)         313,052
  Class C                358,957          64,901          (191,490)            --          232,368
Small
  Capitalization
  Value Fund
  Class A                532,304          12,645          (305,297)        17,532          257,184
  Class B                585,271          19,611           (84,255)       (17,718)         502,909
  Class C                390,797          14,181          (109,200)            --          295,778
International
  Equity Fund
  Class A                467,873              --          (351,006)         8,981          125,848
  Class B                317,477              --          (159,488)        (9,072)         148,917
  Class C                320,254              --          (253,130)            --           67,124
Total Return Bond
  Fund
  Class A              1,278,866          53,684          (874,967)        12,230          469,813
  Class B              1,706,629          75,773          (312,018)       (12,228)       1,458,156
  Class C              1,000,415          35,641          (273,557)            --          762,499

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

                                                                              Shares
                                         Net Asset                           Issued/        Net Increase
                                           Value                            Reacquired         in Net
                                         of Shares                             Upon            Assets
                       Net Proceeds      Issued in          Cost of         Conversion       from Fund
                       from Shares      Reinvestment        Shares             From            Share
Fund                       Sold         of Dividends      Reacquired         Class B        Transactions
-------------------    ------------     ------------     -------------     ------------     ------------
Amount
-------------------
Large
  Capitalization
  Growth Fund
  Class A              $ 30,196,656       $     --       $ (20,271,444)    $  3,455,461     $ 13,380,673
  Class B                37,720,635             --         (15,199,579)      (3,455,461)      19,065,595
  Class C                36,243,398             --         (24,950,055)              --       11,293,343
Large
  Capitalization
  Value Fund
  Class A                 5,918,007         94,658          (2,399,855)         188,310        3,801,120
  Class B                 9,999,374        120,552          (2,221,733)        (188,310)       7,709,883
  Class C                 7,226,925        114,974          (4,517,284)              --        2,824,615
Small
  Capitalization
  Growth Fund
  Class A                 3,441,964        379,550          (1,455,485)         254,264        2,620,293
  Class B                 4,451,444        750,055          (1,506,135)        (254,264)       3,441,100
  Class C                 3,813,872        624,354          (2,001,638)              --        2,436,588
Small
  Capitalization
  Value Fund
  Class A                 6,611,681        141,367          (3,908,632)         217,210        3,061,626
  Class B                 7,082,466        217,092          (1,014,711)        (217,210)       6,067,637
  Class C                 4,711,511        156,984          (1,327,156)              --        3,541,339
International
  Equity Fund
  Class A                 4,149,406             --          (3,147,424)          80,340        1,082,322
  Class B                 2,865,145             --          (1,416,025)         (80,340)       1,368,780
  Class C                 2,834,168             --          (2,212,101)              --          622,067
Total Return Bond
  Fund
  Class A                13,142,056        549,851          (8,899,450)         124,663        4,917,120
  Class B                17,513,896        776,764          (3,197,242)        (124,663)      14,968,755
  Class C                10,296,769        365,147          (2,794,671)              --        7,867,245

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest during the period November 3, 1999 (commencement of operations) through July 31, 2000 were as follows:

                                                                         Shares
                                                                        Issued/
                                                                       Reacquired
                                        Shares                            Upon
                                      Issued in                        Conversion     Net Increase
                        Shares       Reinvestment        Shares           From         in Shares
Fund                     Sold        of Dividends      Reacquired       Class B       Outstanding
------------------    ----------     ------------     ------------     ----------     ------------
Shares
------------------
Large
  Capitalization
  Growth Fund
  Class A              4,450,664             --         (1,762,780)       210,231        2,898,115
  Class B              6,438,685             --           (445,235)      (211,029)       5,782,421
  Class C             11,894,580             --           (820,593)            --       11,073,987
Large
  Capitalization
  Value Fund
  Class A                949,085            930           (403,292)         5,911          552,634
  Class B              1,389,470          1,330           (154,469)        (5,932)       1,230,399
  Class C              1,782,911          2,265           (400,917)            --        1,384,259
Small
  Capitalization
  Growth Fund
  Class A                897,431             --           (537,134)         8,799          369,096
  Class B                737,708             --            (44,722)        (8,829)         684,157
  Class C                701,538             --            (91,467)            --          610,071
Small
  Capitalization
  Value Fund
  Class A                816,794             --           (472,425)         3,710          348,079
  Class B                534,302             --            (42,801)        (3,721)         487,780
  Class C                460,602             --            (65,807)            --          394,795
International
  Equity Fund
  Class A              1,576,885             --         (1,111,418)         5,166          470,633
  Class B                841,721             --           (127,305)        (5,188)         709,228
  Class C              1,052,347             --           (147,597)            --          904,750
Total Return Bond
  Fund
  Class A              1,874,379         37,524           (930,165)         6,284          988,022
  Class B              1,117,403         19,090           (155,944)        (6,284)         974,265
  Class C                812,573         16,547           (244,115)            --          585,005

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

                                                                              Shares
                                         Net Asset                           Issued/        Net Increase
                                           Value                            Reacquired         in Net
                                         of Shares                             Upon            Assets
                       Net Proceeds      Issued in          Cost of         Conversion       from Fund
                       from Shares      Reinvestment        Shares             From            Share
Fund                       Sold         of Dividends      Reacquired         Class B        Transactions
-------------------    ------------     ------------     -------------     ------------     ------------
Amount
-------------------
Large
  Capitalization
  Growth Fund
  Class A              $ 49,385,097       $     --       $ (19,857,242)    $  2,845,914     $ 32,373,769
  Class B                71,707,297             --          (5,420,514)      (2,845,914)      63,440,869
  Class C               124,904,370             --         (10,395,036)              --      114,509,334
Large
  Capitalization
  Value Fund
  Class A                 9,189,979          8,830          (3,872,010)          55,601        5,382,400
  Class B                13,412,052         12,619          (1,432,316)         (55,601)      11,936,754
  Class C                17,537,266         21,498          (3,650,028)              --       13,908,736
Small
  Capitalization
  Growth Fund
  Class A                 9,546,394             --          (6,296,098)         116,159        3,366,455
  Class B                 8,443,129             --            (532,825)        (116,159)       7,794,145
  Class C                 7,588,989             --          (1,092,913)              --        6,496,076
Small
  Capitalization
  Value Fund
  Class A                 8,251,869             --          (4,948,450)          37,842        3,341,261
  Class B                 5,480,622             --            (444,194)         (37,842)       4,998,586
  Class C                 4,665,701             --            (681,874)              --        3,983,827
International
  Equity Fund
  Class A                16,095,501             --         (11,436,452)          52,176        4,711,225
  Class B                 8,470,898             --          (1,265,561)         (52,176)       7,153,161
  Class C                10,562,117             --          (1,486,201)              --        9,075,916
Total Return Bond
  Fund
  Class A                18,691,963        370,194          (9,198,517)          62,205        9,925,845
  Class B                11,109,119        188,477          (1,537,075)         (62,205)       9,698,316
  Class C                 8,107,484        163,269          (2,411,410)              --        5,859,343

Strategic Partners Style Specific Funds
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners Style Specific Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Strategic Partners Large Capitalization Growth Fund, Strategic Partners Large Capitalization Value Fund, Strategic Partners Small Capitalization Growth Fund, Strategic Partners Small Capitalization Value Fund, Strategic Partners International Equity Fund and Strategic Partners Total Return Bond Fund (constituting Strategic Partners Style Specific Funds, formerly Target Funds, hereafter referred to as the 'Funds') at July 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets and financial highlights for the year then ended and for the period November 3, 1999 (commencement of operations) through July 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 21, 2001

Strategic Partners Style Specific Funds
             Tax Information (unaudited)

      As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended July 31, 2001. Further, we wish to advise you of the percentage of the ordinary income dividends paid in 2001 that qualify for the corporate dividends received deduction available to corporate taxpayers.
      Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended July 31, 2001 as well as the corporate dividend received deduction percentage:

                                      Ordinary Dividends*
                                  ----------------------------
                                             Income                Dividend
                                  ----------------------------     Received
Fund                                A          B          C        Deduction
------------------------------    ------     ------     ------     ---------
Large Capitalization Growth       $   --     $   --     $   --          0%
Large Capitalization Value          .095       .020       .020        100%
Small Capitalization Growth           --         --         --          0%
Small Capitalization Value            --         --         --          0%
International Equity                  --         --         --          0%
Total Return Bond                   .534       .484       .484          0%

   * For federal income tax purposes, ordinary income dividends are taxable as ordinary income.

                                         Capital Gains
                                  ----------------------------
                                           Short Term
                                  ----------------------------
Fund                                A          B          C
------------------------------    ------     ------     ------
Large Capitalization Growth       $   --     $   --     $   --
Large Capitalization Value          .060       .060       .060
Small Capitalization Growth         .951       .951       .951
Small Capitalization Value          .371       .371       .371
International Equity                  --         --         --
Total Return Bond                   .105       .105       .105

      The International Equity Fund has elected to give the benefit of foreign tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing the income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended July 31, 2001, the International Equity Portfolio intends on passing through $49,398 of ordinary income distributions as a foreign tax credit.
                                                                         127

Strategic Partners Style Specific Funds
             Important Notice For Certain Shareholders (unaudited)

      Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percent interest earned by the following funds from U.S. Government obligations for the calendar year 2001.

      To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1 of your 1099-Div (Ordinary Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

                                    Percentage of Interest from
                                          U.S. Government
    Fund*                                   obligations
    ----------------------------    ---------------------------
    Large Capitalization Growth                    0%
    Large Capitalization Value                     0%
    Small Capitalization Growth                    0%
    Small Capitalization Value                 12.14%
    International Equity                        7.15%
    Total Return Bond                          17.26%

      * Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude U.S. interest income from state and local taxes.

      Please consult your tax adviser or state/local authorities to properly report this informationon your tax return. If you have any questions concerning amounts listed above, please call your Prudential Securities Financial Adviser.

Strategic Partners Style Specific Funds
     Getting the Most From Your Mutual Fund

When you invest, you receive financial advice from a Financial
Advisor or Registered Representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT? Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

     Class A     Growth of a $10,000 Investment

                         (GRAPH)

Average Annual Total Returns as of 7/31/01

                     One Year    Five Years   Ten Years    Since Inception
With Sales Charge     -39.14%       N/A          N/A           -11.84%
Without Sales Charge  -35.94%       N/A          N/A           -9.21%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Large Capitalization Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.This graph is furnished to you in accordance with SEC regulations.

                          www.strategicpartners.com     (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 7/31/01

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      -39.57%       N/A          N/A           -11.97%
Without Sales Charge   -36.38%       N/A          N/A            -9.88%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Large Capitalization Growth Fund (Class B shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class B shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

    Class C     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 7/31/01

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -37.65%       N/A          N/A           -10.40%
Without Sales Charge    -36.38%       N/A          N/A            -9.88%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Large Capitalization
Growth Fund (Class C shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500
Index) by portraying the initial account values at the commencement of operations of Class C shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2001;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

                  (GRAPH)

    Class A     Growth of a $10,000 Investment

Average Annual Total Returns as of 7/31/01

                           One Year    Five Years    Ten Years    Since Inception
With Sales Charge      13.85% (13.64)      N/A          N/A         3.70% (3.59)
Without Sales Charge   19.84% (19.62)      N/A          N/A         6.79% (6.68)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Large Capitalization Value Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.40% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The S&P 500 Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

    Class B     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 7/31/01

                          One Year    Five Years    Ten Years    Since Inception
With Sales Charge      14.05% (13.83)    N/A           N/A         3.78% (3.67)
Without Sales Charge   19.05% (18.83)    N/A           N/A         6.00% (5.88)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Large Capitalization Value Fund (Class B shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class B shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. This conversion feature is not reflected in the graph. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.40% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The S&P 500 Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                        www.strategicpartners.com     (800) 225-1852

Class C     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 7/31/01

                          One Year       Five Years    Ten Years    Since Inception
With Sales Charge       16.87%  (16.66)      N/A          N/A        5.39% (5.28)
Without Sales Charge    19.05%  (18.83)      N/A          N/A        6.00% (5.88)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Large Capitalization Value Fund (Class C shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class C shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.40% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The S&P 500 Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

    Class A     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 7/31/01

                           One Year     Five Years    Ten Years    Since Inception
With Sales Charge      -22.65% (-22.90)     N/A         N/A          -1.38% (-1.56)
Without Sales Charge   -18.58% (-18.84)     N/A         N/A           1.57%  (1.38)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Small Capitalization Growth Fund (Class A shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.90% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The Russell 2000 Index is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 Index may differ substantially from the securities in the Fund. The Russell 2000 Index is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                         www.strategicpartners.com      (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 7/31/01

                         One Year      Five Years    Ten Years     Since Inception
With Sales Charge     -23.33% (-23.58)     N/A          N/A        -1.61% (-1.80)
Without Sales Charge  -19.29% (-19.56)     N/A          N/A         0.69%  (0.50)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost The graph compares a $10,000 investment in the Strategic Partners Small Capitalization Growth Fund (Class B shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations of Class B shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2001; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. This conversion feature is not reflected in the graph. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.90% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The Russell 2000 Index is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 Index may differ substantially from the securities in the Fund. The Russell 2000 Index is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Class C     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 7/31/01

                            One Year       Five Years    Ten Years    Since Inception
With Sales Charge       -20.90% (-21.16)      N/A          N/A         0.11% (-0.08)
Without Sales Charge    -19.29% (-19.56)      N/A          N/A         0.69%  (0.50)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Small Capitalization Growth Fund (Class C shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations of Class C shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.90% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The Russell 2000 Index is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Class A     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 7/31/01

                           One Year     Five Years    Ten Years     Since Inception
With Sales Charge       16.76% (16.22)     N/A           N/A         15.91% (15.61)
Without Sales Charge    22.90% (22.34)     N/A           N/A         19.37% (19.06)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Small Capitalization
Value Fund (Class A shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.55% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The Russell 2000 Index is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 Index may differ substantially from the securities in the Fund. The Russell 2000 Index is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Class B     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 7/31/01

                           One Year     Five Years    Ten Years    Since Inception
With Sales Charge       17.03% (16.47)      N/A          N/A        16.42% (16.10)
Without Sales Charge    22.03% (21.47)      N/A          N/A        18.45% (18.14)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Small Capitalization
Value Fund (Class B shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations of Class B shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. This conversion feature is not reflected in the graph. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.55% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The Russell 2000 Index is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 Index may differ substantially from the securities in the Fund. The Russell 2000 Index is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.strategicpartners.com    (800) 225-1852

Class C     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 7/31/01

                           One Year      Five Years    Ten Years    Since Inception
With Sales Charge       19.82% (19.26)       N/A          N/A        17.77% (17.46)
Without Sales Charge    22.03% (21.47)       N/A          N/A        18.45% (18.14)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Small Capitalization Value Fund (Class C shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations of Class C shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.55% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The Russell 2000 Index is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Class A     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 7/31/01

                           One Year      Five Years    Ten Years    Since Inception
With Sales Charge      -24.86% (-25.24)      N/A          N/A        -15.36% (-15.61)
Without Sales Charge   -20.90% (-21.31)      N/A          N/A        -12.83% (-13.09)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners International Equity Fund (Class A shares) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.75% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The MSCI EAFE Index is an unmanaged weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI EAFE Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFE Index may differ substantially from the securities in the Fund. The MSCI EAFE Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                        www.strategicpartners.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 7/31/01

                          One Year       Five Years    Ten Years    Since Inception
With Sales Charge      -25.36% (-25.75)      N/A          N/A        -15.47% (-15.72)
Without Sales Charge   -21.44% (-21.84)      N/A          N/A        -13.47% (-13.73)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners International Equity Fund (Class B shares) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) by portraying the initial account values at the commencement of operations of Class B shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. This conversion feature is not reflected in the graph. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.75% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The MSCI EAFE Index is an unmanaged weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI EAFE Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFE Index may differ substantially from the securities in the Fund. The MSCI EAFE Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Class C     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 7/31/01

                           One Year       Five Years    Ten Years    Since Inception
With Sales Charge      -23.00% (-23.40)      N/A           N/A        -13.97% (-14.22)
Without Sales Charge   -21.44% (-21.84)      N/A           N/A        -13.47% (-13.73)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners International Equity Fund (Class C shares) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) by portraying the initial account values at the commencement of operations of Class C shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 1.75% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The MSCI EAFE Index is an unmanaged weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI EAFE Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFE Index may differ substantially from the securities in the Fund. The MSCI EAFE Index is not the only one that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

Class A     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 7/31/01


                           One Year       Five Years    Ten Years    Since Inception
With Sales Charge        6.67%  (6.46)       N/A          N/A         5.73% (5.61)
Without Sales Charge    11.11%  (10.90)      N/A          N/A         8.24% (8.12)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Total Return Bond Fund (Class A shares) with a similar investment in the Lehman Brothers Government/Credit Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 0.80% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations--the information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The Index is an unmanaged weighted index comprising public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade, and public obligations of the U.S. Treasury. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

Class B     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 7/31/01


                            One Year      Five Years    Ten Years    Since Inception
With Sales Charge        5.57%   (5.36)       N/A          N/A        5.53% (5.41)
Without Sales Charge    10.57%  (10.36)       N/A          N/A        7.71% (7.59)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Total Return Bond Fund (Class B shares) with a similar investment in the Lehman Brothers Government/Credit Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class B shares (November 3, 1999) and the account values at the end of the current fiscal year
(July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. This conversion feature is not reflected in the graph. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 0.80% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The Index is an unmanaged weighted index comprising public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade, and public obligations of the U.S. Treasury. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                           www.strategicpartners.com     (800) 225-1852

Class C     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 7/31/01


                             One Year     Five Years    Ten Years    Since Inception
With Sales Charge        8.47%   (8.26)       N/A          N/A        7.09% (6.97)
Without Sales Charge    10.57%  (10.36)       N/A          N/A        7.71% (7.59)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Total Return Bond Fund (Class C shares) with a similar investment in the Lehman
Brothers Government/Credit Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2001;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The Fund's Manager has contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees, to 0.80% of the average daily net assets of that class. The average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations.

The Index is an unmanaged weighted index comprising public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade, and public obligations of the U.S. Treasury. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                           www.strategicpartners.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center, One Station Plaza
Stamford, CT 06902

J.P. Morgan Fleming Asset Management USA
320 Park Avenue
New York, NY 10022

Mercury Advisors
725 South Figueroa Street, Suite 4000
Los Angeles, CA 90017

J.P. Morgan Investment Management, Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway, Suite 250
Akron, OH 44333

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, LLC
1579 The Greens Way, Suite 20
Jacksonville, FL 32250

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10172

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower, 321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols                              Class A             Class B                Class C
Strategic Partners:                NASDAQ      Cusip     NASDAQ    Cusip       NASDAQ      Cusip
Large Capitalization Growth Fund    TBDAX    862934106   TBDBX    862934205    TBDCX     862934304
Large Capitalization Value Fund      N/A     862934403   TLCBX    862934502    TLCCX     862934601
Small Capitalization Growth Fund     N/A     862934700    N/A     862934809     N/A      862934882
Small Capitalization Value Fund      N/A     862934874    N/A     862934866     N/A      862934858
International Equity Fund            N/A     862934841    N/A     862934833     N/A      862934825
Total Return Bond Fund              TATRX    862934817   TBTRX    862934791     N/A      862934783

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